                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------

                            CONTRIBUTION AGREEMENT

                                 BY AND AMONG

                            THE BUTLER GROUP INC.,

                           MAXWELL SHOE COMPANY INC.

                                      AND

                              MAXWELL RETAIL INC.


                                APRIL 14, 1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


ARTICLE I  DEFINITIONS; RULES OF CONSTRUCTION

     1.1  Definitions.............................................................   1
          -----------
     1.2  Rules of Construction...................................................  10
          ---------------------


ARTICLE II  FORMATION OF THE COMPANY;CLOSING; STORE TRANSFER CLOSINGS


     2.1   Formation of the Company...............................................  10
           ------------------------
     2.2   Actions to be Taken at the Closing.....................................  11
           ----------------------------------
     2.3   Actions to be Taken at Each Store Transfer Closing.....................  13
           --------------------------------------------------
     2.4   Additional Actions to be Taken on the Store Register Transfer Date.....  15
           ------------------------------------------------------------------
     2.5   No Assumption of Liabilities; Pro-Ration of Expenses...................  15
           ----------------------------------------------------
     2.6   Closing Dates and Place................................................  16
           -----------------------
     2.7   Further Assurances.....................................................  16
           ------------------

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF BUTLER

     3.1   Organization...........................................................  16
           ------------
     3.2   Authority..............................................................  16
           ---------
     3.3   Title to Headquarters Assets and Store Assets..........................  17
           ---------------------------------------------
     3.4   Absence of Restrictions and Conflicts..................................  17
           -------------------------------------
     3.5   Governmental Consents..................................................  18
           ---------------------
     3.6   Litigation.............................................................  18
           ----------
     3.7   Compliance with Laws...................................................  18
           ---------------------
     3.8   Butler Employees; Union Contracts......................................  18
           ---------------------------------
     3.9   Headquarters Lease, Headquarters Telephone Lease,
           -------------------------------------------------
           Store Leases  and Store Register Agreements............................  18
           -------------------------------------------
     3.10  No Brokers.............................................................  19
           ----------
     3.11  No Misrepresentations..................................................  19
           ---------------------


ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF MAXWELL AND MAXWELL RETAIL

     4.1   Organization...........................................................  19
           ------------
     4.2   Authority..............................................................  20
           ---------
     4.3   Absence of Restrictions and Conflicts..................................  21
           -------------------------------------
     4.4   Governmental Consents..................................................  21
           ---------------------
     4.5   Litigation.............................................................  21
           ----------
     4.6   Compliance with Laws...................................................  21
           --------------------
     4.7   Certain Maxwell Agreements.............................................  22
           --------------------------

     4.8   Trademarks.............................................................  23
           ----------
     4.9   Restrictions on Imports................................................  24
           -----------------------
     4.10  Competing Interests....................................................  24
           -------------------
     4.11  No Brokers.............................................................  24
           ----------
     4.12  No Misrepresentations..................................................  24
           ---------------------


ARTICLE V  COVENANTS AND AGREEMENTS

     5.1   Preservation of Assets by Butler.......................................  24
           --------------------------------
     5.2   Payment of Taxes by Butler.............................................  25
           --------------------------
     5.3   Negotiation of Senior Credit Agreement and
           ------------------------------------------
           Subordinated Note Purchase Agreement...................................  25
           ------------------------------------
     5.4   Preservation of Relationships by Maxwell...............................  25
           ----------------------------------------
     5.5   Landlords' Consents....................................................  26
           -------------------
     5.6   Store Conversion Activities by Butler..................................  26
           -------------------------------------
     5.7   Store Conversion Activities by Maxwell.................................  27
           --------------------------------------
     5.8   Development of MIS System..............................................  27
           -------------------------
     5.9   Initial Sourcing of S&L/JNY Products...................................  28
           ------------------------------------
     5.10  Maxwell Services.......................................................  28
           ----------------
     5.11  Trademarks.............................................................  28
           ----------
     5.12  Employment and Benefit Matters.........................................  28
           ------------------------------
     5.13  Access and Information.................................................  30
           ----------------------
     5.14  Supplemental Disclosure................................................  31
           -----------------------
     5.15  Governmental Filings...................................................  31
           --------------------
     5.16  Fulfillment of Conditions by Butler....................................  31
           -----------------------------------
     5.17  Fulfillment of Conditions by Maxwell and Maxwell Retail................  31
           -------------------------------------------------------
     5.18  Maxwell Subsidiaries; Liens............................................  32
           ---------------------------
     5.19  Publicity..............................................................  32
           ---------
     5.20  Transaction Costs......................................................  32
           -----------------

ARTICLE VI  CLOSING CONDITIONS

     6.1   Conditions Precedent to the Closing....................................  33
           -----------------------------------
     6.2   Conditions Precedent to Each Store Transfer Closing....................  36
           ---------------------------------------------------
     6.3   Additional Conditions Precedent on the Store Register Transfer Date....  37
           -------------------------------------------------------------------

 ARTICLE VII  INDEMNIFICATION

     7.1   Indemnification of Maxwell, Maxwell Retail and the
           --------------------------------------------------
           Company by Butler......................................................  38
           -----------------
     7.2   Indemnification of Butler and the Company by
           --------------------------------------------
           Maxwell and Maxwell Retail.............................................  38
           --------------------------
     7.3   Indemnification of Butler by the Company...............................  39
           ----------------------------------------
     7.4   Indemnification Procedures.............................................  39
           --------------------------

     7.5   Survival...............................................................  40
           --------
     7.6   Limitations............................................................  40
           -----------


ARTICLE VIII  MISCELLANEOUS

     8.1   Termination; Breakup Arrangements......................................  40
           ---------------------------------
     8.2   Assignment.............................................................  41
           ----------
     8.3   Notices................................................................  41
           -------
     8.4   Binding Effect.........................................................  42
           --------------
     8.5   No Third Party Beneficiary.............................................  42
           --------------------------
     8.6   Waiver.................................................................  42
           ------

                                      iii

                        Table of Schedules and Exhibits
                        -------------------------------

Schedule 1.1A   -      Description of Store FF&E
Schedule 1.1B   -      List of Stores
Schedule 2.3    -      Store Transfer Closings
Schedule 3.3    -      Certain Liens
Schedule 3.6    -      Butler Litigation
Schedule 4.3    -      Maxwell Restrictions and Conflicts
Schedule 4.5    -      Maxwell Litigation
Schedule 4.7    -      Certain Maxwell Agreements
Schedule 4.8A   -      Sam & Libby Domestic Trademarks
Schedule 4.8B   -      Sam & Libby Foreign Trademarks
Schedule 5.8    -      Target Dates for Implementing MIS System


Exhibit A       -      Form of Certificate of Formation
Exhibit B       -      Form of Company Registration Rights Agreement
Exhibit C       -      Form of GE Capital Guaranty
Exhibit D       -      Form of Jones New York Trademark Sublicense
Exhibit E       -      Form of Maxwell Registration Rights Agreement
Exhibit F       -      Form of Non-Compete Agreement
Exhibit G       -      Form of Operating Agreement
Exhibit H       -      Form of Option Agreement
Exhibit I       -      Form of Retail Opportunity Agreement
Exhibit J       -      Form of Sam & Libby Trademark License
Exhibit K       -      Form of Services Agreement
Exhibit L       -      Form of Transitional Services Agreement
Exhibit M       -      Form of Opinion of Gibson, Dunn & Crutcher LLP
Exhibit N       -      Form of Opinion of Browdy and Neimark
Exhibit O       -      Form of Opinion of King & Spalding
Exhibit P       -      Form of Second Amendment to the Jones New York License
                       Agreement
Exhibit Q       -      Form of Acknowledgment from Mark J. Cocozza

                            CONTRIBUTION AGREEMENT



     THIS CONTRIBUTION AGREEMENT is made and entered into as of April 14, 1997 by and among THE BUTLER GROUP INC., a Delaware corporation ("Butler"), MAXWELL
                                                             ------
SHOE COMPANY INC., a Delaware corporation ("Maxwell"), and MAXWELL RETAIL INC.,
                                            -------
a Delaware corporation ("Maxwell Retail").
                         --------------

                                   RECITALS

     A. Maxwell designs, develops and markets moderately priced casual and dress footwear for women and children under the Sam & Libby,(R) Just Libby(R) and Jones New York(R) brand names, among others. Butler operates a number of women's retail footwear stores under the Dolcis(R) brand name, primarily in California, Texas, the Southeast and the East. Maxwell desires to enter the women's retail footwear business utilizing the Sam & Libby,(R) Just Libby(R) and Jones New York(R) brand names and Butler desires to reposition its existing retail footwear business.

     B. Butler and Maxwell intend to realize these mutual goals by organizing a limited liability company to engage in the business of owning and operating Mall Specialty Footwear Stores and Retail Outlet Footwear Stores for the sale of women's footwear and accessories, utilizing certain of Butler's retail store locations and the Sam & Libby,(R) Just Libby(R) and Jones New York(R) brand names on the terms, and subject to the conditions, set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                      DEFINITIONS; RULES OF CONSTRUCTION


     1.1  Definitions.  The following definitions will apply to the capitalized
          -----------
terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary:

     "Affiliate" means, as to any Person, (i) any other Person that, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person; (ii) any Person who is a director and executive officer of such other Person; and (iii) any trust or similar arrangement for the benefit of such other Person. For purposes of this definition, (x) the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote securities having five per cent (5%) or more of the voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise (other than solely by virtue of being outside directors); and (y) Maxwell V. Blum, Betty Ann Blum, Marjorie W. Blum, David Andelman, as Trustee of the Eleanor S. Blum Trust and Mark J. Cocozza shall be deemed to be Affiliates of Maxwell, Maxwell Retail and the Company as of the Agreement Date.

     "Agreement" means this Contribution Agreement, together with all Schedules
      ---------
and Exhibits attached hereto, as the same may be amended, modified, supplemented or restated from time to time.

     "Agreement Date" means the date on which this Agreement is executed by the
      --------------
parties hereto, as set forth above.

     "Assumed Liabilities" means, (i) with respect to the Headquarters Assets to
      -------------------
be assigned and delivered by Butler to the Company pursuant to Section 2.3(a)
                                                               --------------
hereof, all liabilities and obligations of Butler of any kind or nature whatsoever with respect to the occupancy and operation of the Headquarters Premises accruing from and after the Closing Date with respect to the Headquarters Premises, including all liabilities and obligations of Butler accruing from and after the Closing Date with respect to the Headquarters Lease and the Headquarters Telephone Lease; (ii) with respect to each Store to be assigned and delivered by Butler to the Company pursuant to Section 2.3(a)
                                                            --------------
hereof, all liabilities and obligations of Butler of any kind or nature whatsoever with respect to the occupancy and operation of such Store accruing from and after the Store Transfer Closing Date with respect to such Store, including all liabilities and obligations of Butler accruing from and after each such Store Transfer Closing Date with respect to the applicable Store Lease; and
(iii) with respect to the Store Register Agreements to be assigned and delivered by Butler to the Company pursuant to Section 2.4(a) hereof, all liabilities and
                                     --------------
obligations of Butler of any kind or nature whatsoever accruing from and after the Store Register Transfer Date with respect to the Store Register Agreements; but excluding in the case of clause (i) or (ii) above any liability or obligation to any employee of Butler accruing prior to such effective date, if any, on which such employee becomes an employee of the Company pursuant to
Section 5.12 hereof, other than as specifically set forth in Section 5.12(h).
------------                                                 ---------------

     "Bank of Boston" means The First National Bank of Boston.
      --------------

     "Budget" has the meaning set forth in the Operating Agreement.
      ------

     "Butler Documents" means this Agreement, the Certificate of Formation, the
      ----------------
Operating Agreement, the Transitional Services Agreement, the documents and instruments contemplated by Sections 2.2(a), 2.3(a) and 2.4(a) hereof and all
                            ---------------  ------     ------
other agreements and instruments required to be executed and delivered by Butler under Articles II and VI.
      -----------       --

     "Buying Agent" means Universal Max Trading and such other buying agents as
      ------------
shall be selected by Maxwell for the sourcing of S&L/JNY Products under the Services Agreement.

     "Certificate of Formation" means the Certificate of Formation of the
      ------------------------
Company, substantially in the form of Exhibit A hereto.
                                      ---------

     "Closing" means the consummation of the transactions contemplated to occur
      -------
pursuant to Section 2.2 hereof.
            -----------

     "Closing Date" means the date on which the conditions set forth in Section
      ------------                                                      -------
6.1 hereof are first satisfied, or such later date as shall be agreed to by
---
Butler and Maxwell.

     "Company" means SLJ Retail LLC, a limited liability company to be formed by
      -------
Butler and Maxwell Retail under the laws of the State of Delaware.

     "Company Documents" means the Maxwell/Company Documents, the Option
      -----------------
Agreement, the Transitional Services Agreement and all other agreements and instruments required to be executed and delivered by the Company under Articles
                                                                       --------
II and VI.
--     --

     "Company Registration Rights Agreement" means the Registration Rights
      -------------------------------------
Agreement to be entered into on the Closing Date among Butler, Maxwell Retail and the Company pursuant to Section 2.2 of this Agreement, substantially in the
                            -----------
form attached as Exhibit B hereto.
                 ---------

     "Employment Agreement" means an employment agreement to be entered into
      --------------------
pursuant to Section 5.12(a) hereof with the president of the Company in form and
            ---------------
substance acceptable to Butler, Maxwell and such employee.

     "Employment Laws" means federal, state or local laws regulating the
      ---------------
employment relationship between an employer and an employee, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination In Employment Act, as amended, the Americans With Disabilities Act, the Equal Pay Act, the Civil Rights Act of 1866, as amended, the National Labor Relations Act, as amended, the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, the Worker Adjustment and Retraining Act and all applicable state and local laws prohibiting discrimination in employment.

     "Factories" means the factories used by Maxwell or its Buying Agents to
      ---------
manufacture S&L/JNY Products sourced on behalf of the Company under the Services Agreement.

     "Former Butler Employee" has the meaning set forth in Section 5.12(e).
      ----------------------                               ---------------

     "GE Capital" means General Electric Capital Corporation, a New York
      ----------
corporation.

     "GE Capital Guaranty" means the guaranty of the Senior Term Loan to be
      -------------------
issued on the Closing Date by GE Capital, substantially in the form attached as

Exhibit C hereto.
---------

     "GE Capital Reimbursement and Security Agreement" means the reimbursement
      -----------------------------------------------
and security agreement to be entered into on the Closing Date between the Company and GE Capital pursuant to which the Company will agree to reimburse GE Capital for any payment made by GE Capital pursuant to the GE Capital Guaranty and to provide to GE Capital certain security for such reimbursement obligations, on such terms and conditions as shall be agreed to by GE Capital, the Company and the Senior Agent.

     "Governmental Body" means any governmental or quasi-governmental agency,
      -----------------
authority, commission, board or other body.

     "Headquarters Assets" means, collectively, the Headquarters Lease, the
      -------------------
Headquarters Telephone Lease, the Headquarters FF&E and the Headquarters Related Assets.

     "Headquarters FF&E" means all of the furniture, fixtures and equipment
      -----------------
owned by Butler and located at the Headquarters Premises as of the Agreement
Date.

     "Headquarters Landlord's Consent" means the written consent of the landlord
      -------------------------------
under the Headquarters Lease, in form and substance satisfactory to Butler and Maxwell, to (i) the assignment of the Headquarters Lease to the Company pursuant to Section 2.2(c) hereof, (ii) the release of Butler from any further liability
   --------------
under the Headquarters Lease from and after the Closing Date, upon the assumption by the Company of such liability; (iii) the subleasing by the Company of such portion of the premises leased under the Headquarters Lease as shall not be required by the Company for the conduct of its business; (iv) the letter of credit substitution contemplated by Section 2.2(e)(xii) hereof; and (v) such
                                    -------------------
other matters as shall be necessary or advisable in connection with the consummation of the transactions contemplated hereby and the assignment and delivery of the Headquarters Lease by Butler to the Company at the Closing.

     "Headquarters Lease" means the Office/Warehouse Lease dated as of June 19,
      ------------------
1995 between Butler, as tenant, and Rockdale Industries, Inc., as landlord, with respect to the Headquarters Premises.

     "Headquarters Premises" means the premises utilized by Butler as its
      ---------------------
corporate headquarters as of the Agreement Date, located at 400 Technology Court, Suite F, Smyrna, Georgia 30082 and leased by Butler pursuant to the Headquarters Lease.

     "Headquarters Related Assets" means all of Butler's books, records, files,
      ---------------------------
ledgers, disks and other data relating to the Headquarters Lease, the Headquarters Telephone Lease and the Headquarters FF&E.

     "Headquarters Telephone Lease" means the Master Equipment Lease Agreement
      ----------------------------
#620-000-4146-000 between Butler and Siemens, including Leasing Schedule #620-0004147-000 thereto, with respect to the Rolm 9200 Model 230 telephone system utilized by Butler at the Headquarters Premises.

     "Headquarters Telephone Lessor's Consent" means the written consent of
      ---------------------------------------
Siemens, in form and substance satisfactory to Butler and Maxwell, to (i) the assignment of the Headquarters Telephone Lease to the Company pursuant to
Section 2.2(c) hereof; and (ii) the release of Butler from any further liability
--------------
under the Headquarters Telephone Lease from and after the Closing Date, upon the assumption by the Company of such liability.

     "Immediate Family" means, as to any natural Person, the spouse, children,
      ----------------
parents, brothers and sisters of such Person, their respective spouses, children, parents, brothers and sisters, and any trust or similar arrangement for the benefit of any of the foregoing.

     "Indemnified Losses" has the meaning set forth in Section 7.1.
      ------------------                               -----------

     "Indemnified Person" has the meaning set forth in Section 7.3.
      ------------------                               -----------

     "Indemnifying Party" has the meaning set forth in Section 7.3.
      ------------------                               -----------

     "Inter-Pacific Products" means (i) men's, women's and children's slippers
      ----------------------
intended for indoor and outdoor use and (ii) jellies, aqua socks, injection molded slides and style 1892A and EVA sandals for beach and street wear to be sold at a net price of $10.00 (wholesale) or less per pair, the rights to which are licensed under the License Agreement dated January 8, 1997 between Maxwell and Inter-Pacific Trading Corporation, a California corporation.

     "Jones" means Jones Investment Co., Inc., a Delaware corporation.
      -----

     "Jones New York Trademark License" means the License Agreement dated July
      --------------------------------
1, 1993 between Maxwell and Jones, as amended by the First Amendment to License Agreement dated October 2, 1995 between Maxwell and Jones and the Second Amendment to License Agreement between Maxwell and Jones referred to in Section
                                                                        -------
6.1(c)(iv) hereof.
----------

     "Jones New York Trademark Sublicense" means the Trademark Sublicense
      -----------------------------------
Agreement to be entered into on the Closing Date between Maxwell and the Company, and consented to by Jones, substantially in the form attached as

Exhibit D hereto.
---------

     "Jones New York Trademarks" means the trademarks, trade names, service
      -------------------------
marks, logos and common law and similar rights owned by Jones, used and/or registered in the United States and worldwide, and licensed to Maxwell pursuant to the Jones New York Trademark License.

     "Liens" means liens, mortgages, security interests, encumbrances or third
      -----
party claims of any nature.

     "Mall Anchor Stores" means department or general merchandise stores serving
      ------------------
as anchor stores in enclosed regional shopping malls (such as the department stores operated by Federated Department Stores, Inc. as of the date of this Agreement and the department or general merchandise stores operated under the Marshalls, T.J. Maxx, Filene's Basement, Ross Stores and Loehmann's names as of the date of this Agreement).

     "Mall Specialty Footwear Stores" means retail stores (excluding Mall Anchor
      ------------------------------
Stores) which specialize in selling first-quality women's footwear and accessories and which are located in enclosed regional shopping malls (such as the stores operated under the 9 West, Kenneth Cole and Rack Room names as of the date of this Agreement).

     "Manager" means Maxwell Retail, in its capacity as limited liability
      -------
company manager of the Company pursuant to the Operating Agreement.

     "Maxwell/Company Documents" means the Jones New York Trademark Sublicense,
      -------------------------
the Services Agreement, the Non-Compete Agreement, the Retail Opportunity Agreement and the Sam & Libby Trademark License.

     "Maxwell Documents" means this Agreement, the Operating Agreement, the
      -----------------
Certificate of Formation, the Maxwell/Company Documents, the Maxwell Registration Rights Agreement, the Option Agreement and all other agreements and instruments required to be executed and delivered by Maxwell or any of its Affiliates under Articles II and IV.
                 -----------     --

     "Maxwell Registration Rights Agreement" means the Registration Rights
      -------------------------------------
Agreement to be entered into on the Closing Date among Butler, Maxwell and certain Affiliates of Maxwell, substantially in the form attached as Exhibit E
                                                                     ---------
hereto.

     "Member Units" has the meaning set forth in the Operating Agreement.
      ------------

     "MIS System" has the meaning set forth in Section 5.8(a).
      ----------                               --------------

     "Non-Compete Agreement" means the Non-Compete Agreement to be entered into
      ---------------------
on the Closing Date among Maxwell, certain Affiliates of Maxwell and the Company, substantially in the form attached as Exhibit F hereto.
                                               ---------

     "Operating Agreement" means the Operating Agreement with respect to the
      -------------------
Company to be entered into on the Closing Date between Butler and Maxwell Retail, substantially in the form attached as Exhibit G hereto.
                                               ---------

     "Option Agreement" means the Option Agreement to be entered into on the
      ----------------
Closing Date among Butler, Maxwell, Maxwell Retail and the Company, substantially in the form attached as Exhibit H hereto.
                                      ---------

     "Percentage Interest" has the meaning set forth in the Operating Agreement.
      -------------------

     "Person" means an individual, corporation, partnership, limited liability
      ------
company, joint venture, trust, estate, unincorporated organization, association, Governmental Body or other entity.

     "Required Members" has the meaning set forth in the Operating Agreement.
      ----------------

     "Retail Outlet Footwear Stores" means retail stores which specialize in
      -----------------------------
selling women's footwear and accessories and which are located in outlet malls or centers.

     "Retail Opportunity Agreement" means the Retail Opportunity Agreement to be
      ----------------------------
entered into on the Closing Date among Maxwell, certain Affiliates of Maxwell and the Company, substantially in the form attached as Exhibit I hereto.
                                                       ---------

     "S&L/JNY Products" means women's footwear products bearing the brand names,
      ----------------
or intended to be sold at wholesale or retail under the brand names, "Sam & Libby," "Just Libby" and "Jones New York;" provided, however, that S&L/JNY
                                           --------  -------
Products shall not include Inter-Pacific Products.

     "S&L/JNY Retail Store Concepts" has the meaning set forth in Section 5.7.
      -----------------------------                               -----------

     "Sam & Libby Domestic Trademarks" means the trademarks, trade names,
      -------------------------------
service marks, logos and common law and similar rights owned by Sprague, used and/or registered in the United States for footwear and described on Schedule
                                                                     --------
4.8A hereto.
----

     "Sam & Libby Foreign Trademarks" means the trademarks, trade names, service
      ------------------------------
marks, logos and common law and similar rights owned by Sprague, used and/or registered worldwide (other than in the United States) for footwear and described on Schedule 4.8B hereto.
             -------------

     "Sam & Libby Trademarks" means, collectively, the Sam & Libby Domestic
      ----------------------
Trademarks and the Sam & Libby Foreign Trademarks.

     "Sam & Libby Trademark License" means the Retail License Agreement with
      -----------------------------
respect to the Sam & Libby Trademarks to be entered into on the Closing Date between Sprague and the Company, substantially in the form attached as Exhibit J
                                                                       ---------
hereto.

     "Security Deposits" means security or other deposits paid by Butler prior
      -----------------
to the Agreement Date in respect of any of the Headquarters Assets or the Store Assets, including any such deposits paid to utility companies in respect of the Headquarters Premises or any of the Stores, or paid to the landlords under the Headquarters Lease or any of the Store Leases.

     "Senior Agent" means Bank of Boston, in its capacity as Agent under the
      ------------
Senior Credit Agreement.

     "Senior Credit Agreement" means the Credit Agreement to be entered into on
      -----------------------
the Closing Date among the Company, the Senior Lenders and the Senior Agent, pursuant to which the Senior Lenders will make available to the Company a revolving line of credit and letter of credit facility of not less than $16,500,000 and a term loan of not less than $16,000,000, on such terms and conditions as shall be agreed to by the Senior Agent, Butler and Maxwell.

     "Senior Lenders" means the lenders from time to time party to the Senior
      --------------
Credit Agreement.

     "Senior Revolving Loan" means the $16,500,000 revolving credit facility
      ---------------------
referred to in the definition of Senior Credit Agreement.

     "Senior Term Loan" means the $16,000,000 term loan referred to in the
      ----------------
definition of "Senior Credit Agreement."

     "Services Agreement" means the Services Agreement to be entered into on the
      ------------------
Closing Date between Maxwell and the Company, substantially in the form attached as Exhibit K hereto.
   ---------

     "Siemens" means Siemens Credit Corporation.
      -------

     "Sprague" means Sprague Company, a Delaware corporation and a wholly-owned
      -------
subsidiary of Maxwell.

     "Store Assets" means, collectively, the Store Leases, the Store Register
      ------------
Agreements, the Store FF&E and the Store Related Assets.

     "Store FF&E" means all leasehold improvements to the Stores, together with
      ----------
that portion of the furniture, fixtures and equipment owned by Butler and located at the Stores as of the Agreement Date as has been designated by Maxwell for conveyance by Butler to the Company at the Store Transfer Closings, as more particularly described on Schedule 1.1A hereto.
                          -------------

     "Store Landlord's Consent" means, with respect to each Store Lease to be
      ------------------------
assigned and transferred by Butler to the Company on a Store Transfer Closing Date pursuant to Section 2.3(a) hereof, the written consent of the landlord
                 --------------
under such Store Lease, in form and substance satisfactory to Butler and Maxwell, to (i) the assignment of such Store Lease to the Company, (ii) the release of Butler from any further liability under such Store Lease from and after the applicable Store Transfer Closing Date, upon the assumption by the Company of such liability; (iii) the liquidation of Butler's inventory and store fixtures (other than Store FF&E) on the premises of such Store and the removal of any remaining inventory and store fixtures (other than Store FF&E) from such Store; (iv) the change in concept and name of such Store from "Dolcis" to "Sam & Libby" and/or "Jones New York"; (v) the construction of such improvements to such Store as are specified by the Manager in connection with such change of concept and name, (vi) the closing of such Store during the construction of the contemplated improvements; and (vii) such other matters as shall be necessary or advisable in connection with the consummation of the transactions contemplated hereby and the assignment and delivery of such Store by Butler to the Company at such Store Transfer Closing.

     "Store Leases" means the lease agreements (including all amendments
      ------------
thereto) with respect to the Stores.

     "Store Register Agreements" means, collectively, the following agreements
      -------------------------
with respect to the Compuregister model 10 cash registers used in the Stores and the related Compaq computer hardware and STR software: (i) the Master Agreement (Lease No. 841903) dated as of June 27, 1994 between Butler and GE Capital, together with Equipment Schedules No. 01, 02, 03 (CHG1) and 04 thereto and the respective Purchase Options attached thereto; (ii) the Software License Agreement dated as of June 29, 1994 between Butler and STR relating to the INSTORELINK(TM) Software System for Retailers; and (iii) the Software License Agreement dated as of June 29, 1994 between Butler and STR relating to the INSTOREPLUS(TM) Software System for Retailers.

     "Store Register Consents" means the written consent of each of the GE
      -----------------------
Rental/Lease unit of GE Capital and STR to (i) the assignment of the Store Register Agreements to the Company pursuant to Section 2.4 hereof; and (ii) the
                                               -----------
release of Butler from any further liability under the Store Register Agreements from and after the Store Register Transfer Date, upon the assumption by the Company of such liability.

     "Store Register Transfer Date" means the Store Transfer Closing Date
      ----------------------------
nearest to August 1, 1997.

     "Store Related Assets" means all of Butler's books, records, files,
      --------------------
ledgers, disks and other data relating to the Store Leases, the Store Register Agreements and the Store FF&E.

     "Store Reopening Date" means the date on which each Store is scheduled to
      --------------------
reopen under the S&L/JNY Retail Store Concepts in accordance with Section 5.7(a)
                                                                  --------------
hereof, but in no event later than eight weeks following the Store Transfer Closing Date with respect to such Store (or the actual date of the contribution of such Store by Butler to the Company pursuant to the proviso to Section 2.3(a)
                                                                  --------------
hereof, if later).

     "Store Transfer Closings" means the consummation of the transactions
      -----------------------
contemplated to occur pursuant to Section 2.3 hereof.
                                  -----------

     "Store Transfer Closing Dates" means the respective dates set forth on
      ----------------------------
Schedule 2.3 or such other dates as shall be agreed to by Butler and Maxwell.
------------

     "Stores" means the 129 retail footwear store locations specified on
      ------
Schedule 1.1B hereto and operated by Butler as of the Agreement Date, or such
-------------
lesser number of such store locations as shall be agreed to by Butler and Maxwell.

     "STR" means STR, Inc., an Ohio corporation.
      ---

     "Subordinated Note Purchase Agreement" means the Subordinated Note Purchase
      ------------------------------------
Agreement to be entered into on the Closing Date between the Company and Butler, pursuant to which Butler will agree to purchase the Subordinated Notes from the Company on such terms and conditions as shall be agreed to by Butler, Maxwell and the Senior Agent.

     "Subordinated Notes" means the $12,500,000 in principal amount of 8%
      ------------------
Subordinated Notes to be issued by the Company on and after the Closing Date pursuant to the Subordinated Note Purchase Agreement.

     "Trademark Licenses" means, collectively, the Jones New York Trademark
      ------------------
Sublicense and the Sam & Libby Trademark License.

     "Trademarks" means, collectively, the Jones New York Trademarks and the Sam
      ----------
& Libby Trademarks.

     "Transitional Services Agreement" means the Transitional Services Agreement
      -------------------------------
to be entered into on the Closing Date between Butler and the Company, substantially in the form attached as Exhibit L hereto.
                                      ---------

     "Union Contract" means the Labor Agreement dated as of January 31, 1993 and
      --------------
executed on May 18, 1993, by and between Butler and Retail, Wholesale and Department Store Union, as amended by an Amendment Agreement dated February 28, 1996, with respect to certain of Butler's warehouse employees.

     "USPTO" means the United States Patent and Trademark Office and any
      -----
successor thereto.

     1.2     Rules of Construction.
             ---------------------

     (a) All article, section and paragraph titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Except as specifically provided otherwise, references to "Articles," "Sections," "Exhibits" and "Schedules" are to
               --------    --------    --------       ---------
Articles, Sections, Exhibits and Schedules of or to this Agreement; and

     (b) Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs include the plural and vice versa. The locative adverbs "hereof," "herein," "hereafter," etc. refer to this Agreement as a whole.


                                  ARTICLE II
                           FORMATION OF THE COMPANY;
                       CLOSING; STORE TRANSFER CLOSINGS

     2.1    Formation of the Company.  At or before the Closing, Butler and
             ------------------------
Maxwell Retail will form the Company by executing the Certificate of Formation and filing the Certificate of Formation with the Secretary of State of Delaware.

     2.2    Actions to be Taken at the Closing.  At the Closing:
             ----------------------------------

     (a)     Actions of Butler and Maxwell Retail. Butler and Maxwell Retail
             ------------------------------------
will enter into the Operating Agreement.

     (b)     Actions of Maxwell.  Maxwell will:
             ------------------

             (i) contribute, transfer and deliver to the Company the Jones New York Trademark Sublicense and the Services Agreement, duly executed by Maxwell, the Non-Compete Agreement and the Retail Opportunity Agreement, duly executed by Maxwell and certain of its Affiliates, and the Sam & Libby Trademark License, duly executed by Sprague; and

             (ii) deliver to Butler the Maxwell Registration Rights Agreement, duly executed by Maxwell and certain of its Affiliates, and the Option Agreement, duly executed by Maxwell, Maxwell Retail and the Company.

     (c)     Actions of Butler.  Butler will:
             -----------------

             (i) execute and deliver to Maxwell, Maxwell Retail and the Company, as appropriate, the Maxwell Registration Rights Agreement, the Company Registration Rights Agreement, the Option Agreement and the Transitional Services Agreement;

             (ii)   execute and deliver the Subordinated Note Purchase
     Agreement;

             (iii) purchase that principal amount of Subordinated Notes from the Company as is provided in paragraph (e)(viii) below, on the terms and subject to the conditions set forth in the Subordinated Note Purchase Agreement and this Agreement;

             (iv) arrange for GE Capital to issue the GE Capital Guaranty and execute and deliver the GE Capital Reimbursement and Security Agreement;

             (v) contribute, transfer and deliver to the Company the Headquarters Assets;

             (vi) execute and deliver a lease assignment, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail and accompanied by the Headquarters Landlord's Consent, assigning the Headquarters Lease to the Company;

             (vii) execute and deliver a lease assignment, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail and accompanied by the Headquarters Telephone Lessor's Consent, assigning the Headquarters Telephone Lease to the Company;

             (viii) execute and deliver a bill of sale, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, conveying the Headquarters FF&E and Headquarters Related Assets to the Company; and

             (ix) assign and convey to the Company all of its right, title and interest in and to the MIS System developed by Butler pursuant to Section
                                                                       -------
     5.8 hereof and to all of the S&L/JNY Products purchased or ordered by
     ---
     Butler pursuant to Section 5.9 hereof.
                        -----------

     (d)     Actions of the Manager. Maxwell Retail, in its capacity as Manager,
             ----------------------
will obtain and deliver to the Company (A) certificates of qualification issued by the Secretary of State of Georgia and the Secretary of State or other public official of each other State or jurisdiction in which the transactions contemplated by this Agreement make such qualification necessary or advisable as of the Closing Date, to the effect that the Company is duly authorized, qualified or licensed to transact business in such state or jurisdiction; (B) good standing certificates from the Secretary of State of Georgia and the Secretary of State or other public official of each such State or jurisdiction, to the effect that the Company is in good standing in such state or jurisdiction; (C) copies of fictitious name certificates or affidavits, duly filed with the Clerk of Superior Court of Cobb County, Georgia and the Secretary of State or other public official of any other State or jurisdiction in which the Company transacts business in any name other than its limited liability company name and in which such filing is necessary or advisable as of the Closing Date; and (D) such other permits, licenses, etc. from Governmental Bodies as are necessary or advisable as of the Closing Date in order to permit the Company to conduct the business contemplated to be conducted by it from and after the Closing Date and prior to the initial Store Transfer Closing Date;

     (e)     Actions of the Company. Maxwell Retail, in its capacity as Manager,
             ----------------------
will cause the Company to:

             (i) execute and deliver the Maxwell/Company Documents, the Transitional Services Agreement and the Company Registration Rights Agreement, all on the terms and subject to the conditions set forth in this Agreement;

             (ii) issue to Butler and Maxwell Retail the respective Member Units in the Company provided for in Section 4.2(b) of the Operating
                                          --------------
     Agreement;

             (iii)  execute and deliver the Senior Credit Agreement;

             (iv) fulfill all conditions precedent to closing under the Senior Credit Agreement (other than those to be satisfied by Butler pursuant to paragraphs (a) or (c) above);

             (v)    execute and deliver the Subordinated Note Purchase
     Agreement;

             (vi) fulfill all conditions precedent to closing under the Subordinated Note Purchase Agreement;

             (vii) execute and deliver the GE Capital Reimbursement and Security Agreement and comply with all covenants and agreements to be complied with on the part of the Company thereunder on the Closing Date;

             (viii) issue Subordinated Notes under the Subordinated Note Purchase Agreement in an aggregate principal amount not less than $3,000,000 (and such additional amount in increments of $250,000 as the Manager deems necessary or appropriate), and use the proceeds thereof for the purposes set forth in the Subordinated Note Purchase Agreement and in
     Section 5.20(b) of this Agreement;
     ---------------

             (ix) accept the Headquarters Assets and assume all of the Assumed Liabilities with respect to the Headquarters Assets by the execution and delivery of assumption agreements in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail;

             (x) pay to Butler the amounts of the Security Deposits previously paid by Butler to the landlord under the Headquarters Lease and to any utility company in respect of the Headquarters Premises, to the extent that the Company is credited with the amount of such Security Deposits and such Security Deposits are not refunded to Butler;

             (xi) assume all obligations of Butler and Maxwell as are contemplated by Section 5.20(b) hereof; and
                     ---------------

             (xii) arrange for Bank of Boston, as issuing bank, to issue pursuant to the Senior Credit Agreement (i) a letter of credit in the amount of $320,000 and available for drawing by the landlord under the Headquarters Lease, in substitution for the letter of credit deposited by Butler in accordance with paragraph 16 of the Special Stipulations attached as Exhibit "C" to the Headquarters Lease; and (ii) letters of credit in such amounts as shall equal the respective amounts then available for drawing under the letters of credit opened by NationsBank for the account of Butler pursuant to Section 5.9 hereof, available for drawing by Butler in the
                 -----------
     event that Butler is called upon to reimburse NationsBank for any drafts under such letters of credit.

     2.3    Actions to be Taken at Each Store Transfer Closing. At each of the
             --------------------------------------------------
Store Transfer Closings:

     (a)     Actions of Butler.  Butler will:
             -----------------

             (i) contribute, transfer and deliver to the Company the Store Leases and the Store FF&E with respect to those Stores to be transferred and delivered by Butler to the Company on such Store Transfer Closing Date, as set forth on Schedule 2.3 hereto ;
                     ------------
             (ii) execute and deliver lease assignments, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, assigning the applicable Store Leases to the Company, accompanied by the Store Landlords' Consents applicable to each such Store Lease; and

             (iii) execute and deliver a bill of sale, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, conveying the applicable Store FF&E to the Company;

provided, however, that if the condition set forth in Section 6.2(c)(v) hereof
--------  -------                                     -----------------
cannot be satisfied with respect to any Store on or prior to the Store Transfer Closing Date with respect to such Store, then the Store Transfer Closing shall proceed with respect to all Stores as to which such condition and all other conditions set forth in Section 6.2 have been satisfied and the transfer and
                        -----------
delivery of the Store Assets with respect to such Store shall be postponed until such succeeding Store Transfer Closing Date as the parties may agree; provided
                                                                      --------
that, if such conditions have not been satisfied with respect to any Store or Stores on or before thirty days after such Store Transfer Closing Date, then Butler's obligations under Section 5.5 and this paragraph (a), Maxwell's
                           -----------
obligations under Section 5.5 and Maxwell Retail's obligations under paragraph
                  -----------
(c) below shall terminate on such date with respect to such Store or Stores, and such Store or Stores shall no longer be deemed to be "Stores" for any purpose of this Agreement, unless Butler and Maxwell otherwise agree.

     (b)     Actions of the Manager. Maxwell Retail, in its capacity as Manager,
             ----------------------
will deliver to the Company (A) certificates of qualification issued by the Secretary of State or other public official of each State or other jurisdiction in which the transactions contemplated by this Agreement make such qualification necessary or advisable as of such Store Transfer Closing Date, to the effect that the Company is duly authorized, qualified or licensed to transact business in such state or jurisdiction; (B) good standing certificates from each such Secretary of State or other public official, to the effect that the Company is in good standing in such State or jurisdiction; (C) copies of fictitious name certificates or affidavits, duly filed with the Secretary or other public official of any State or jurisdiction in which the Company transacts business in any name other than its limited liability company name and in which such filing is necessary or advisable as of such Store Transfer Date; and (D) such other permits, licenses, etc. from Governmental Bodies as are necessary or advisable as of such Store Transfer Closing Date in order to permit the Company to conduct the business contemplated to be conducted by it from and after such Store Transfer Date;

     (c)     Actions of the Company. Maxwell Retail, in its capacity as Manager,
             ----------------------
will cause the Company to:

             (i) accept the Store Leases and the Store FF&E and assume all of the Assumed Liabilities with respect to the Store Leases and the Store FF&E by the execution and delivery of assumption agreements in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, assuming all Assumed Liabilities of Butler with respect to the applicable Store Leases and Store FF&E; and

             (ii) pay to Butler the amounts of any Security Deposits previously paid by Butler to any of the landlords under such Store Leases and to any utility company in respect of such Stores, to the extent that the Company is credited with the amount of such Security Deposits and such Security Deposits are not refunded to Butler.

     2.4    Additional Actions to be Taken on the Store Register Transfer Date.
            ------------------------------------------------------------------
On the Store Register Transfer Date, in addition to the actions to be taken pursuant to Section 2.3:
            -----------

     (a)     Actions of Butler.  Butler will:
             -----------------

             (i) contribute, transfer and deliver to the Company the Store Register Agreements and the Store Related Assets;

             (ii) execute and deliver assignments, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, assigning all of the Store Register Agreements to the Company, accompanied by the Store Register Consents; and

             (iii) execute and deliver a bill of sale, in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, conveying the Store Related Assets to the Company;

     (b)     Actions of the Company. Maxwell Retail, in its capacity as Manager,
             ----------------------
will cause the Company to accept the Store Register Agreements and Store Related Assets and assume all of the Assumed Liabilities with respect to the Store Register Agreements and Store Related Assets by the execution and delivery of assumption agreements in form and substance reasonably acceptable to Butler, Maxwell and Maxwell Retail, assuming all Assumed Liabilities of Butler with respect to the Store Register Agreements and Store Related Assets so assigned.

     2.5    No Assumption of Liabilities; Pro-Ration of Expenses.  Except as
            ----------------------------------------------------
specifically provided in Sections 2.2, 2.3, 2.4 and 5.20(b) hereof, the Company
                         ------------  ---  ---     -------
will not assume any liabilities of Butler or Maxwell of any kind. The Company will not assume the liabilities of any other Person without the written consent of the Required Members. All liabilities of Butler that are assumed by the Company pursuant to Section 2.2(e)(ix) will be assumed as of April 4, 1997,
                    ------------------
provided that the Closing Date is not later than April 30, 1997, all liabilities of Butler that are assumed by the Company pursuant to Sections 2.3(c)(i) and
                                                      ------------------
2.4(b) hereof will be assumed as of the pertinent Store Transfer Closing Date
------
and all such liabilities will be pro-rated between Butler and the Company as of each such date. In the event that Butler has prepaid any amount of such assumed liabilities attributable to a period after the Closing Date or the pertinent Store Transfer Closing Date or that, after such assumption, the Company pays any liability of Butler attributable to a period before the Closing Date, then Butler shall pay to the Company, or the Company shall pay to Butler, the net amount owed to the other in order to effect such pro-ration.

     2.6    Closing Dates and Place. The Closing will take place on the Closing
            -----------------------
Date and each Store Transfer Closing will take place on the applicable Store Transfer Closing Date; in each case at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763, or at such other place as the parties may agree.

     2.7    Further Assurances.  At and after the Closing and each of the Store
            ------------------
Transfer Closings, and without further consideration, Butler and Maxwell will execute and deliver to the Company such further instruments of assignment, conveyance and transfer as either party or the Company may reasonably request in order more effectively to assign, convey and transfer to the Company the assets and agreements contemplated to be assigned hereby, and Maxwell Retail, in its capacity as Manager, will cause the Company to execute and deliver to Butler such further instruments of assumption as Butler may reasonably request in order more effectively to assume the liabilities contemplated to be assumed hereby. Additionally, at the request of the Company, Butler will use reasonable efforts, at no expense to Butler, to cooperate with the Company in the transfer to the Company of any service or other contracts to which Butler is a party as of the Closing Date, to the extent that such contracts are no longer necessary to the conduct of Butler's business and would be useful in the conduct of the Company's business.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF BUTLER

     Butler represents and warrants to Maxwell and Maxwell Retail as follows:

     III.1   Organization.  Butler is a corporation duly organized, validly
             ------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own its properties and to conduct its business as presently conducted. Butler is duly authorized, qualified or licensed to transact business and is in good standing as a foreign corporation in the State of Georgia and in each other State or jurisdiction in which the transactions contemplated by this Agreement make such qualification necessary or advisable.

     3.2   Authority. Butler has all requisite corporate power and authority
           ---------
to execute, deliver and perform under this Agreement and each of the other Butler Documents. The execution, delivery and performance by Butler of each Butler Document have been duly authorized by all necessary action, corporate or otherwise, on the part of Butler. This Agreement has been, and at the Closing and each Store Transfer Closing the other Butler Documents to be executed and delivered on the respective dates thereof will be, duly executed and delivered by Butler. This Agreement is, and upon execution and delivery by Butler at the Closing and each Store Transfer Closing, each of the other Butler Documents to be executed and delivered on the respective dates thereof will be, a legal, valid and binding agreement of Butler enforceable against Butler in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity.

     3.3   Title to Headquarters Assets and Store Assets.  The execution and
           ---------------------------------------------
delivery by Butler of the Butler Documents to be executed and delivered at the Closing pursuant to Section 2.2(c) will convey to and vest in the Company all
                    --------------
right, title and interest of the lessee under the Headquarters Lease and the Headquarters Telephone Lease, good and marketable title to the Headquarters FF&E and all right, title and interest of Butler in and to the Headquarters Related Assets, free and clear of any Liens created by Butler or arising out of the ownership of the Headquarters Assets by Butler and, to Butler's knowledge, any other Liens (except as set forth below); the execution and delivery by Butler of the Butler Documents to be executed and delivered at each Store Transfer Closing pursuant to Section 2.3(a) will convey to and vest in the Company all right,
            --------------
title and interest of the lessee under each of the Store Leases to be assigned and conveyed at such Store Transfer Closing and good and marketable title to the Store FF&E to be assigned and conveyed at such Store Transfer Closing; and the execution and delivery by Butler of the Butler Documents to be executed and delivered at the third Store Transfer Closing pursuant to Section 2.4(a) will
                                                          --------------
convey to and vest in the Company all right, title and interest of the lessee or licensee under each of the Store Register Agreements and all right, title and interest of Butler in and to the Store Related Assets; in each case free and clear of any Liens created by Butler or arising out of the ownership of the Store Assets by Butler and, to Butler's knowledge, any other Liens; in each case except for (i) Liens for current taxes payable by Butler and not yet past due;
(ii) statutory, contractual or possessory Liens in favor of the landlords party to the Headquarters Lease and the Store Leases; (iii) Liens in favor of GE Capital and STR with respect to the Store Register Agreements; (iv) Liens in favor of Siemens with respect to the Headquarters Telephone Lease; (v) Liens created by the Company or arising out of the ownership of the Headquarters Assets or the Store Assets by the Company; and (vi) Liens disclosed on Schedule
                                                                       --------
3.3.
---

     3.4   Absence of Restrictions and Conflicts.  Subject to the obtaining of
           -------------------------------------
the Headquarters Landlord's Consent and the Headquarters Telephone Lessor's Consent contemplated by Section 6.1(c) hereof, the Store Landlords' Consents
                        --------------
contemplated by Section 6.2(c) hereof and the Store Register Consents
                --------------
contemplated by Section 6.3(c) hereof, the execution, delivery and performance
                --------------
of this Agreement and the other Butler Documents, the consummation of the transactions contemplated by this Agreement and the other Butler Documents and the compliance by Butler with the terms and conditions of this Agreement and the other Butler Documents do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (a) any term or provision of the certificate of incorporation or bylaws of Butler, (b) any term or provision of any material agreement to which Butler is a party, including, without limitation, the Headquarters Lease, the Headquarters Telephone Lease or any of the Store Leases or Store Register Agreements, (c) any judgment, decree or order of any court or Governmental Body to which Butler is a party or by which Butler, any of the Headquarters Assets or any of the Store Assets is bound or (d) any statute, law, rule or regulation applicable to Butler, the Headquarters Assets or the Store Assets.

     3.5   Governmental Consents. No consent, approval, order or authorization
           ---------------------
of, or registration, qualification, designation, declaration or filing with, any Governmental Body is required on the part of Butler in connection with the transactions contemplated by this Agreement.

     3.6   Litigation.  Except as described in Schedule 3.6, there are not
           ----------                          ------------
currently pending (or, to the knowledge of Butler, threatened in writing) any lawsuits, administrative proceedings or reviews, or formal or informal complaints or investigations by any Person against or relating to (i) Butler or any of the officers of Butler (in their capacities as such); or (ii) the Headquarters Assets or the Store Assets; in each case that, if resolved adversely to Butler, would have a materially adverse effect on Butler's financial condition, on Butler's ability to consummate the transactions contemplated by this Agreement or on Butler's ability to perform in all material respects its obligations under any of the Butler Documents. Butler is not subject to or bound by any currently existing judgment, order, writ, injunction or decree.

     3.7   Compliance with Laws. Butler's use of the Headquarters Assets and
           --------------------
the Store Assets complies in all material respects with, and is not in violation or contravention in any material respect of, any applicable statutes, laws, ordinances, decrees, orders, rules and regulations of any Governmental Body, except for such violations or contraventions, if any, as would not have a materially adverse effect on Butler's financial condition, on Butler's ability to consummate the transactions contemplated by this Agreement or on Butler's ability to perform in all material respects its obligations under any of the Butler Documents.

     3.8   Butler Employees; Union Contracts.
           ---------------------------------

     (a) Butler has provided to Maxwell a list of all employees of Butler as of the Agreement Date, including date of employment, current title or position and current compensation.

     (b) Other than the Union Contract, Butler has no collective bargaining, union or labor agreements, contracts or other arrangements with any group of employees, labor union or employee representative and does not know of any organization effort currently being made or threatened by or on behalf of any labor union with respect to employees of Butler.

     3.9   Headquarters Lease, Headquarters Telephone Lease, Store Leases and
           ------------------------------------------------------------------
Store Register Agreements.  Butler has delivered to Maxwell a copy of the
-------------------------
Headquarters Lease, the Headquarters Telephone Lease, each Store Lease and each Store Register Agreement and (i) the Headquarters Lease, the Headquarters Telephone Lease, each Store Lease and each Store Register Agreement is valid, binding and in full force and effect and enforceable against Butler in accordance with its terms subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity; (ii) other than payment arrearages that will have been cured prior to the Closing Date and each Store Transfer Closing Date with respect to the applicable leases to be contributed and assigned to the Company on each such date, Butler has performed all of its material obligations under the Headquarters Lease, the Headquarters Telephone Lease, each Store Lease and each Store Register Agreement; (iii) other than such payment arrearages, to Butler's knowledge there exists no material breach or default (or event that with notice or lapse of time would constitute a material breach or default) on Butler's part under the Headquarters Lease, the Headquarters Telephone Lease, any Store Lease or any Store Register Agreement; and (iv) no consent of any Person is required in connection with the assignments of the Headquarters Lease, the Headquarters Telephone Lease, the Store Leases and the Store Register Agreements contemplated by this Agreement except the Headquarters Landlord's Consent and the Headquarters Telephone Lessor's Consent contemplated by Section 6.1(c) hereof, the Store Landlords' Consents
                --------------
contemplated by Section 6.2(c) hereof and the Store Register Consents
                --------------
contemplated by Section 6.3(c) hereof.
                --------------

     3.10  No Brokers. Butler has not incurred and will not incur any
           ----------
liability for brokerage fees or agents' commissions in connection with this Agreement or the transactions contemplated hereby.

     3.11  No Misrepresentations. The representations, warranties and
           ---------------------
statements made by Butler in or pursuant to this Agreement (including the Schedules hereto) are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not materially misleading.

                                  ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES OF
                          MAXWELL AND MAXWELL RETAIL

     Maxwell and Maxwell Retail jointly and severally represent and warrant to Butler as follows:

     4.1    Organization.
            ------------

     (a) Each of Maxwell, Maxwell Retail and Sprague is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own its properties and to conduct its business as presently conducted. Sprague is a wholly-owned subsidiary of Maxwell and Maxwell Retail is a wholly-owned subsidiary of Sprague. Each of Maxwell, Maxwell Retail and Sprague is duly authorized, qualified or licensed to transact business and is in good standing as a foreign corporation in the Commonwealth of Massachusetts and is duly authorized, qualified or licensed to transact business and is in good standing as a foreign corporation in each other State or jurisdiction in which the transactions contemplated by this Agreement make such qualification necessary or advisable; and, at the Closing Date and for so long thereafter as Maxwell Retail serves as Manager under the Operating Agreement, Maxwell Retail will be duly authorized, qualified or licensed to transact business and in good standing as a foreign corporation in the State of Georgia and in each other State or jurisdiction in which the transactions contemplated by this Agreement and the Operating Agreement (including, without limitation, Maxwell Retail's duties in its capacity as Manager under the Operating Agreement) make such qualification necessary or advisable.

     (b) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power to own its properties and to conduct its business as presently conducted and as presently anticipated to be conducted by the Contribution Agreement and the Operating Agreement. The Company is duly authorized, qualified or licensed to transact business and is in good standing as a foreign corporation in the States of Georgia and Massachusetts and each other State or jurisdiction in which the transactions contemplated by the Contribution Agreement and the Operating Agreement make such qualification necessary or advisable.

     4.2    Authority.
            ---------

     (a) Each of Maxwell, Maxwell Retail and Sprague has all requisite corporate power and authority to execute, deliver and perform under this Agreement and the other Maxwell Documents to which it is a party. The execution, delivery and performance by Maxwell, Maxwell Retail and Sprague of each Maxwell Document to which it is a party have been duly authorized by all necessary action, corporate or otherwise, on the part of Maxwell, Maxwell Retail and Sprague, respectively. This Agreement has been, and at the Closing and each Store Transfer Closing the other Maxwell Documents to be executed and delivered on the respective dates thereof will be, duly executed and delivered by Maxwell, Maxwell Retail, Sprague and each other Affiliate of Maxwell party thereto, to the extent that each is a party thereto. This Agreement is, and upon execution and delivery by Maxwell, Maxwell Retail, Sprague and each other Affiliate of Maxwell party thereto at the Closing and each Store Transfer Closing, each of the other Maxwell Documents to be executed and delivered on the respective dates thereof will be, a legal, valid and binding agreement of Maxwell, Maxwell Retail, Sprague and each other Affiliate of Maxwell party thereto, enforceable against each of Maxwell, Maxwell Retail, Sprague and each other Affiliate of Maxwell party thereto in accordance with their respective terms, to the extent that each is a party thereto, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity.

     (b) The Company has all requisite power and authority to execute, deliver and perform under the Company Documents. The execution, delivery and performance by the Company of each Company Document to which it is a party have been duly authorized by all necessary action, corporate or otherwise, on the part of the Company. At the Closing and each Store Transfer Closing the Company Documents to be executed and delivered on the respective dates thereof will be duly executed and delivered by the Company. Upon the execution and delivery by the Company thereto at the Closing and each Store Transfer Closing, each of the Company Documents to be executed and delivered on the respective dates thereof will be, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity.

     4.3    Absence of Restrictions and Conflicts.  Except as described in
            -------------------------------------
Schedule 4.3, the execution, delivery and performance of this Agreement and the
------------
other Maxwell Documents by Maxwell, Maxwell Retail and Sprague, the consummation of the transactions contemplated by this Agreement and the other Maxwell Documents and the compliance by Maxwell, Maxwell Retail and Sprague with the terms and conditions of this Agreement and the other Maxwell Documents, to the extent that each is a party thereto, do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (a) any term or provision of the certificate of incorporation or bylaws of Maxwell, Maxwell Retail or Sprague, respectively, (b) any term or provision of any material agreement to which Maxwell, Maxwell Retail or Sprague is a party, including, without limitation, the Jones New York Trademark License or any other agreement with respect to the Trademarks, (c) any judgment, decree or order of any court or Governmental Body to which Maxwell, Maxwell Retail or Sprague, respectively, is a party or by which Maxwell, Maxwell Retail or Sprague, respectively, or any of their respective material properties relating to or to be used in connection with the transactions contemplated by the Maxwell Documents is bound or (d) any statute, law, rule or regulation applicable to Maxwell, Maxwell Retail or Sprague, respectively, or to any of such properties.

     4.4    Governmental Consents. No consent, approval, order or authorization
            ---------------------
of, or registration, qualification, designation, declaration or filing with, any Governmental Body is required on the part of Maxwell, Maxwell Retail or Sprague in connection with the transactions contemplated by this Agreement or the other Maxwell Documents.

     4.5    Litigation.  Except as described in Schedule 4.5, there are not
            ----------                          ------------
currently pending (or, to the knowledge of Maxwell or Maxwell Retail, threatened in writing) any lawsuits, administrative proceedings or reviews, or formal or informal complaints or investigations by any Person against or relating to (i) Maxwell, Maxwell Retail or Sprague or any of their respective officers (in their capacities as such); (ii) the Trademarks, to the extent that Maxwell, Maxwell Retail or Sprague is a party thereto or otherwise has actual knowledge thereof, or (iii) S&L/JNY Products or Maxwell's activities in sourcing S&L/JNY Products for its own account and on behalf of the Company; in each case that, if resolved adversely to Maxwell, Maxwell Retail or Sprague, would have a materially adverse effect on the financial condition of any of Maxwell, Maxwell Retail or Sprague, on Maxwell's or Maxwell Retail's ability to consummate the transactions contemplated by this Agreement or on their abilities to perform in all material respects their respective obligations under any of the Maxwell Documents. Neither Maxwell, Maxwell Retail nor Sprague is subject to or bound by any currently existing judgment, order, writ, injunction or decree.

     4.6    Compliance with Laws. Maxwell, Maxwell Retail, Sprague, the S&L/JNY
            --------------------
Products, Maxwell's sourcing of S&L/JNY Products for its own account, on behalf of Butler pursuant to Section 5.9 hereof and on behalf of the Company pursuant
                      -----------
to the Services Agreement, Maxwell's sublicensing of the Jones New York Trademarks under the Jones New York Trademark Sublicense, Maxwell Retail's serving as Manager under the Operating Agreement and Sprague's licensing of the Sam & Libby Trademarks under the Sam & Libby Trademark License comply in all material respects with, and are not in violation or contravention in any material respect of, any applicable statute, law, ordinance, decree, order, rule or regulation of any Governmental Body, including, without limitation, all foreign, federal, state and local laws relating to foreign corrupt practices, to the collection and payment of taxes, and to employment and labor matters, except for such violations or contraventions, if any, as would not have a materially adverse effect on the financial condition of any of Maxwell, Maxwell Retail or Sprague, on Maxwell's or Maxwell Retail's respective abilities to consummate the transactions contemplated by this Agreement or on their respective abilities to perform in all material respects their obligations under any of the Maxwell Documents.

    4.7     Certain Maxwell Agreements.
            --------------------------

     (a)     Schedule 4.7 lists each written agreement and arrangement
             ------------
(including all amendments thereto) to which Maxwell or any of its Affiliates is a party or a beneficiary or by which Maxwell or any of its Affiliates is bound evidencing or relating to (i) any purchasing, brokerage or manufacturing agreements or arrangements with Factories, Buying Agents or other Persons pursuant to which Maxwell or any of its Affiliates is entitled or obligated to acquire S&L/JNY Products having an aggregate purchase price (at first cost) of $2,500,000 or greater from or through a third party (other than routine purchase orders for purchases from such third parties); (ii) any supply, distribution, sales or other agreements pursuant to which Maxwell or any of its Affiliates distributes or sells S&L/JNY Products having an aggregate purchase price (at first cost) of $2,500,000 or greater to any third party (other than routine purchase orders for purchases by such third parties); (iii) any agreement currently in effect with or for the benefit of any Affiliate of Maxwell or any member of the Immediate Family of an Affiliate of Maxwell relating to S&L/JNY Products; (iv) any agreement or arrangement pursuant to which Maxwell or any of its Affiliates has agreed not to compete with any other Person (other than Maxwell or its Affiliates); and (v) any agreement or arrangement pursuant to which Maxwell has agreed to register its stock of any class with the Securities and Exchange Commission.

     (b) Maxwell has delivered to Butler a complete copy of each agreement listed on Schedule 4.7, together with any amendments or modifications thereto.
          ------------
Except as described in Schedule 4.7, (i) each such agreement or arrangement is
                       ------------
valid, binding and in full force and effect and enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity regardless whether enforcement is considered in a proceeding at law or in equity; (ii) Maxwell and its Affiliates and, to the knowledge of Maxwell, each other party to such agreement or arrangement, has performed all of its material obligations thereunder; and (iii) there has been no termination or, to the knowledge of Maxwell, any threatened termination thereof.

     4.8    Trademarks.
            ----------

     (a)     Schedule 4.8A includes a schedule of all of the Sam & Libby
             -------------
Domestic Trademarks, their registrations owned or utilized by Sprague and pending applications therefor, together with the current status and a brief description of each; and Schedule 4.8B includes a schedule of all of the Sam &
                         -------------
Libby Foreign Trademarks, their registrations conveyed to Sprague by Sam & Libby, Inc., together with the current status (to Maxwell's and Maxwell Retail's knowledge) and a brief description of each.

     (b) Each of the representations and warranties set forth in Section 7.1 of the Retail License Agreement with respect to the Sam & Libby Trademarks is true and correct.

     (c) Maxwell has the full and unrestricted right pursuant to the Jones New York Trademark License to use the Jones New York Trademarks in the geographical area consisting of the United States, its territories and possessions and Canada and, subject to termination by Jones, worldwide in other jurisdictions. Maxwell's rights under the Jones New York Trademark License are free and clear of any Liens created by Maxwell or arising out of the business conducted by Maxwell and, to Maxwell's knowledge, any other Liens except for (i) Liens for current taxes payable by Maxwell or Sprague and not yet past due; and (ii) Liens created by the Company or arising out of the business conducted by the Company. To Maxwell's knowledge, the Jones New York Trademarks are valid, enforceable and subsisting, and have not been abandoned or canceled and have not expired. Maxwell has full rights under the Jones New York Trademark License to utilize the Jones New York Trademarks, and has the power, right and authority under the Jones New York Trademark License, as amended on the basis contemplated by Section 6.1(c)(iv)
                                                           ------------------
hereof, to sublicense to the Company all of the Jones New York Trademarks for use in the Company's business pursuant to, and on the terms and conditions of, the Jones New York Trademark Sublicense, without any infringement of the rights of others.

     (d) Maxwell has not received any communications from any Person alleging that, nor is it otherwise aware that, Maxwell has infringed upon or, by conducting its respective business as currently conducted or by its sublicensing of the Jones New York Trademarks to the Company pursuant to the Jones New York Trademark Sublicense for use in the Company's business as now contemplated to be conducted, would infringe upon any intellectual property right of any other Person. Maxwell is not aware of any infringement of the Jones New York Trademarks by third parties and Maxwell will notify Jones of any infringement of the Jones New York Trademarks by third parties on the basis set forth in Section
7.4 of the Jones New York Trademark License. None of the Jones New York Trademarks is the subject of, or will be affected by, any existing action, proceeding, claim, demand or judgment to which Maxwell is a party or of which it is otherwise aware, the outcome of which could impair the Company's ability to use the Jones New York Trademarks in an unrestricted fashion, (including, without limitation, the sublicensing of the Jones New York Trademarks to the Company by Maxwell under the Jones New York Trademark Sublicense). Except for the Jones New York Trademark Sublicense and the Jones New York Trademark License, neither Maxwell nor any of its Affiliates is a party to any license, agreement or arrangement, whether as licensor, licensee, franchisor, franchisee or otherwise, with respect to the Jones New York Trademarks.

     (e) The Sam & Libby Domestic Trademarks and the Jones New York Trademarks constitute all of the trademarks, trade names, service marks, logos and common law and similar rights necessary for or to be used in the Company's business of selling S&L/JNY Products in Mall Specialty Footwear Stores and Retail Outlet Footwear Stores in the United States as now contemplated to be conducted.

     4.9    Restrictions on Imports. The information set forth under the
            -----------------------
caption "Restrictions on Imports" in Maxwell's Annual Report on Form 10-K for its fiscal year ending October 31, 1996 remains true and correct in all material respects as of the Agreement Date.

     4.10   Competing Interests. Except for investments constituting less than
            -------------------
1% of the issued and outstanding capital stock of a publicly traded corporation, neither Maxwell nor any Affiliate of Maxwell directly or indirectly (through any member of the Immediate Family of such Affiliate or otherwise) owns an interest in or has any investment in: (i) any Mall Specialty Footwear Store, Retail Outlet Footwear Store or other Person that would be a competitor of the Company upon the consummation of the transactions contemplated by this Agreement; (ii) any customer of Maxwell; (iii) any Buying Agent, Factory or other supplier of Maxwell or of the Company; or (iv) any other Person that otherwise has or, upon consummation of the transactions contemplated by this Agreement, will have, competing interests or material business dealings with the Company.

     4.11   No Brokers. Neither Maxwell nor Maxwell Retail has incurred or will
            ----------
incur any liability for brokerage fees or agents' commissions in connection with this Agreement or the transactions contemplated hereby.

     4.12   No Misrepresentations. The representations, warranties and
            ---------------------
statements made by Maxwell and Maxwell Retail in or pursuant to this Agreement (including the Schedules hereto) are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.


                                   ARTICLE V
                           COVENANTS AND AGREEMENTS

     5.1     Preservation of Assets by Butler.
             --------------------------------

     (a) Prior to the Closing Date, Butler will: (i) maintain the Headquarters Lease in full force and effect; (ii) maintain the Headquarters Telephone Lease in full force and effect; (iii) maintain the Headquarters FF&E in substantially the same condition as on the Agreement Date, reasonable wear and tear excepted; (iv) maintain in full force and effect insurance policies with respect to the Headquarters Premises and the Headquarters FF&E providing substantially the same coverage as is maintained on the Agreement Date; and (v) maintain the Headquarters Related Assets in its customary manner, consistent with past practices.

     (b) Prior to each Store Transfer Closing Date, Butler will, with respect to the Store Assets to be transferred and delivered to the Company on such Store Transfer Closing Date: (i) maintain the Store Leases in full force and effect; (ii) maintain the Store FF&E in substantially the same condition as on the Agreement Date, reasonable wear and tear excepted; and (iii) maintain in full force and effect insurance policies with respect to the Stores and the Store FF&E providing substantially the same coverage as is maintained on the Agreement Date; and, prior to the Store Register Transfer Date, Butler will (i) maintain the Store Register Agreements in full force and effect; and (ii) maintain the Store Related Assets in its customary manner, consistent with past practices.

     5.2     Payment of Taxes by Butler. Butler will pay prior to the
             --------------------------
delinquency thereof all taxes payable by Butler that would otherwise constitute a Lien on any of the Headquarters Assets or Store Assets after the contribution thereof to the Company pursuant to Article II of this Agreement, other than
                                   ----------
taxes the payment of which is being actively contested by Butler, in good faith, and as to which Butler maintains adequate reserves and will retain responsibility for payment.

     5.3     Negotiation of Senior Credit Agreement and Subordinated Note
             ------------------------------------------------------------
Purchase Agreement.
------------------

     (a) Butler and Maxwell will negotiate in good faith with each other and with the Senior Agent with respect to the definitive terms and conditions of the Senior Credit Agreement, the GE Capital Reimbursement and Security Agreement, the Subordinated Note Purchase Agreement and all other documents, instruments and agreements to be executed and delivered pursuant thereto or in connection therewith (including, without limitation, any intercreditor or subordination agreement that the Senior Agent reasonably deems to be necessary or desirable in connection therewith), and Butler will arrange for GE Capital to participate in such good faith negotiations, to the extent that they relate to the Senior Term Loan, the GE Capital Guaranty, the GE Capital Reimbursement and Security Agreement and all other documents, instruments and agreements to be executed and delivered pursuant thereto or in connection therewith (including, without limitation, any such intercreditor or subordination agreement).

     (b) Prior to the Closing Date, Butler and Maxwell will each advance one-half of the amount of any underwriting deposit or commitment fee required to be paid to the Senior Lenders in respect of the Senior Credit Agreement.

     5.4     Preservation of Relationships by Maxwell. Prior to the Closing
             ----------------------------------------
Date, Maxwell will use its best efforts to preserve its relationships with (a) the Buying Agents and Factories through which it currently sources S&L/JNY Products for resale in the conduct of its own wholesale footwear business, so as to enable Maxwell to make the benefit of those relationships available to the Company on the basis contemplated under the Services Agreement; and (b) Bank of Boston, so as to enable the Company to negotiate favorable terms under the Senior Credit Agreement.

     5.5     Landlords' Consents.
             -------------------

     (a) Until the Closing Date, Butler will use all reasonable efforts (subject to the provisions of paragraph (d) below) to obtain the Headquarters Landlord's Consent.

     (b) Until the last Store Transfer Closing Date (and thereafter to the extent contemplated by the proviso to Section 2.3(a)), Butler will use all reasonable efforts (subject to the provisions of paragraph (d) below) to obtain Store Landlords' Consents in respect of each of the Store Leases on or before the Store Transfer Closing Date with respect to such Store Lease.

     (c) Maxwell will have the right to participate in such efforts and to engage a consultant of its choosing to advise it in connection with such participation, and Butler will cooperate with Maxwell and Maxwell's consultant in all reasonable respects relating to Butler's undertakings under paragraphs
(a) and (b) of this Section 5.5.
                    -----------

     (d) Maxwell will bear all expenses incurred by it in connection with its rights and obligations under this Section 5.5 (including any expense
                                      -----------
associated with the retaining by Maxwell of the consultant contemplated by paragraph (c) above). Butler will bear all expenses incurred by it in connection with its obligations under this Section 5.5, will pay all state and local
                                -----------
transfer taxes payable in respect of the assignment of the Store Leases and, if necessary to obtain the consent of any of such landlords, will pay or reimburse to the respective landlords under the Headquarters Lease and the Store Leases all reasonable fees, costs and expenses incurred by such landlords in connection with the granting of the Headquarters Landlord's Consent and the Store Landlords' Consents contemplated thereby, provided that the amount of any such
                                          --------
transfer taxes, together with any such reasonable fees, costs and expenses reimbursable to such landlords, does not exceed $1,000 with respect to the Headquarters Lease, $1,000 with respect to any Store Lease or $100,000 in the aggregate as to all such Store Leases.

     5.6     Store Conversion Activities by Butler. Butler will retain
             -------------------------------------
possession of each of the Stores from the Agreement Date until the Store Transfer Closing Date for such Store (as set forth on Schedule 2.3), and
                                                      ------------
thereafter to the extent contemplated by the proviso to Section 2.3(a) hereof.
                                                        --------------
Prior to each such Store Transfer Closing Date, Butler and its agents will conduct liquidation sales (to the extent permitted by the Store Leases and the Store Landlords' Consents) and otherwise take such actions as shall be necessary to remove all existing inventory from each such Store; to liquidate or otherwise remove all other personal property of Butler (other than Store FF&E and cash registers and related computer hardware subject to Store Register Agreements) from each such Store; and to prepare each Store for assignment and delivery of possession to the Company on a "broom clean" basis; in each case on the relevant Store Transfer Closing Date.

     5.7     Store Conversion Activities by Maxwell.
             --------------------------------------

     (a) Maxwell will (i) engage on behalf of the Company a firm of retail store design consultants reasonably acceptable to Maxwell to assist Maxwell in designing the Sam & Libby and Jones New York retail specialty store concepts to be utilized in the conduct of the Company's business (the "S&L/JNY Retail Store
                                                           --------------------
Concepts"); (ii) obtain estimates from one or more building contractors
--------
reasonably acceptable to Maxwell for the remodeling of each of the Stores to incorporate the S&L/JNY Retail Store Concepts; (iii) work with its design consultants to revise the S&L/JNY Retail Store Concepts as necessary in the event that the estimated construction costs exceed the amounts reflected in the Budget or, alternatively, recommend revisions to the Budget in accordance with Section 7.6(b) of the Operating Agreement so as to reflect such excess costs; (iv) cause the Company, on or after the Closing Date, to enter into fixed price construction contracts with the building contractors selected by Maxwell for the remodeling of the Stores so as to incorporate the S&L/JNY Retail Store Concepts; (v) cause such building contractors to commence such construction on or as soon as is practicable after the Store Transfer Closing Date for each of the Stores; and
(vi) monitor the progress of such construction and otherwise use its best efforts to cause each of the Stores to reopen under the S&L/JNY Retail Store Concepts on or before the Store Reopening Date for each such Store;

     (b) Prior to the Closing Date, Maxwell will advance the amount of any fee, retainer or other sum required to be paid to the design consultants contemplated by clause (i) of paragraph (a) above.

     5.8     Development of MIS System.
             -------------------------

     (a) Butler will retain Lake West Group as management information consultants to advise Butler and Maxwell with respect to the development and implementation of a merchandising and financial management information system ("MIS System") to be used by the Company in the conduct of its business. This
  ----------
MIS System will replace in its entirety the MIS System used by Butler in the conduct of its business (other than the point of sale inventory system provided under the Store Register Agreements), and Butler will not contribute or assign to the Company any hardware, software or data comprising Butler's current MIS System (other than through the assignment of the Store Register Agreements). Working with such consultant, Butler will select vendors mutually acceptable to Butler and Maxwell for the hardware and software components of such MIS System and will enter into purchase contracts and license agreements for the hardware and software components of such MIS System with the goal of making such MIS System available to the Company on the timetable set forth on Schedule 5.8.
                                                              ------------
Maxwell and Maxwell Retail acknowledge, however, that Butler does not represent, warrant or covenant that such MIS System can be made available to the Company on such timetable.

     (b) Prior to the Closing Date, Butler will advance the amount of any deposit, fee or expense reimbursement required to be paid to the management information consultants and the equipment and software vendors contemplated by paragraph (a) above.

     5.9     Initial Sourcing of S&L/JNY Products.
             ------------------------------------

     (a) Prior to the Closing Date, Butler will place purchase orders for approximately 900,000 pairs of S&L/JNY Products for delivery during the period May 30 to September 30, 1997 and Butler will open letters of credit in an amount and payable on the terms specified in such purchase orders not later than 45 days before the shipment of S&L/JNY Products pursuant to each such purchase order. Prior to the Closing Date, Maxwell will serve as sourcing manager for Butler in accordance with the Sourcing Manager Agreement dated as of February 13, 1997 between Maxwell and Butler, will notify Butler in writing in advance of submitting any purchase order for S&L/JNY Products on behalf of the Company, specifying the S&L/JNY Products to be ordered pursuant to such purchase order, the price payable for such S&L/JNY Products under such purchase order and the identity of the Factory manufacturing such S&L/JNY Products and the Buying Agent, if any, through which such purchase order is to be submitted, and will obtain the written consent of Butler's footwear buyer, general merchandise manager and chief financial officer to each such purchase order before submitting it. Maxwell agrees that all such purchase orders placed by Maxwell on behalf of Butler shall be placed with the same Factories, and on the same terms and conditions (including shipment dates and cost for similar quantities so ordered), as purchase orders from time to time placed by Maxwell for its own wholesale business for the same or similar product.

     (b) Prior to the Closing Date, Butler will be fully responsible for the payment of all sums due in respect of the letters of credit opened by it under paragraph (a) above.

     5.10    Maxwell Services. Prior to the Closing Date, Maxwell will undertake
             ----------------
such activities as are reasonably necessary to permit it, from and after the Closing Date, to perform on behalf of the Company the services contemplated by the Services Agreement.

     5.11    Trademarks. Prior to the Closing Date, Maxwell will (a) cause
             ----------
Sprague to preserve the Sam & Libby Domestic Trademarks as trademarks or servicemarks registered under the laws of the United States and process all documents with the USPTO as are reasonably necessary to preserve the registrations thereof, and not abandon any of such registrations; (b) comply in all material respects with the Jones New York Trademark License.

     5.12    Employment and Benefit Matters.
             ------------------------------

     (a)     President. Maxwell will commence an executive search to identify
             ---------
and recruit one or more highly qualified individuals not presently employed by Butler or Maxwell, and satisfactory to both Butler and Maxwell, as candidates to serve as president of the Company. If deemed necessary by Maxwell, such search will include the engaging of a reputable executive search firm reasonably satisfactory to Maxwell. Butler and Maxwell will cooperate in good faith, working with any such executive search firm, to interview such candidates and to offer employment to, and to negotiate mutually acceptable terms of employment with, one of such candidates, and will use all reasonable efforts to cause the Company to enter into an Employment Agreement with such candidate incorporating such terms of employment as soon as is reasonably possible, but with the goal of entering into an Employment Agreement by May 1, 1997. Butler acknowledges, however, that Maxwell and Maxwell Retail do not represent, warrant or covenant that an Employment Agreement can be entered into by that date.

     (b)     Headquarters Employees of Butler. On or before April 15, 1997 (or
             --------------------------------
the next succeeding pay period of Butler, if the Closing Date occurs after April 11, 1997), but in any event effective as of April 4, 1997 (provided that the Closing Date is not later than April 30, 1997), Maxwell Retail will cause the Company to offer employment with the Company to substantially all employees of Butler who are employed at the Headquarters Premises (including senior management employees other than Douglas
P. Haensel, but excluding district managers) for such positions with the Company, and on such terms of employment (subject to the provisions of this
Section 5.12), as are mutually agreeable to the Company and each such employee.
------------
Prior to such effective date, Butler shall be solely responsible for the payment of all wages, bonuses, employment taxes, insurance, benefits and other expenses relating to the employment by it of such employees and, after such effective date, the Company shall be responsible for payment of such expenses. To the extent that Butler pays any such expense attributable to any period after such effective date, or the Company pays any such expense attributable to any period before such effective date, Butler will reimburse the Company, or Maxwell Retail will cause the Company to reimburse Butler, as appropriate, within five business days after a request made by the other for such reimbursement.

     (c)     Other Employees of Butler. Butler will continue to employ its
             -------------------------
district managers until May 11, 1997 and will continue to employ all of its store-level employees until the Store Transfer Closing Date with respect to the Store in which each such employee works, in each case subject to earlier termination by such employees for any reason or by Butler pursuant to Butler's customary policies. During such periods, Butler shall be solely responsible for the payment of all wages, bonuses, employment taxes, insurance, benefits and other expenses relating to the employment by it of such employees. Effective May 11, 1997, Maxwell Retail will cause the Company to offer employment to substantially all of Butler's district managers, on such terms of employment (subject to the provisions of this Section 5.12), as are mutually acceptable to
                                   ------------
the Company and such district managers. At such time as the store-level employees' employment with Butler terminates, the Company may (but shall have no obligation to) offer employment to any such employee on such terms of employment (subject to the provisions of this Section 5.12) as the Company deems
                                   ------------
appropriate. It is not contemplated that the Company will offer employment to any of the warehouse employees of Butler, but that Butler will provide warehousing services to the Company on the basis, and for the period, contemplated by the Transitional Services Agreement.

     (d)     Other Employees of the Company. Maxwell Retail will cause the
             ------------------------------
Company to recruit and employ such additional employees (other than the chief executive officer provided for in paragraph (a) above and the current employees of Butler provided for in paragraphs (b) and (c) above), as shall reasonably be necessary for the Company to commence its operations and to conduct its business on an efficient and effective basis, on such terms of employment as the Company deems appropriate.

     (e)     Company Group Health Plan. As of the Closing Date, Maxwell Retail
             -------------------------
will cause the Company to sponsor or otherwise make available to its employees a group health plan (the "Company Health Plan") providing medical and dental
                        -------------------
benefit coverage. The Company Health Plan shall provide coverage to each employee of Butler who becomes an employee of the

Company (a "Former Butler Employee") and his or her dependents immediately upon
            ----------------------
employment with the Company, without regard to any preexisting condition exclusion or limitation. Any expenses incurred by a Former Butler Employee that would have been applied towards satisfaction of such employee's (or his or her dependents') copayment or deductible under the medical and dental benefit coverage offered by Butler under its group health plan in effect on the Agreement Date, as described in The Butler Group Inc. Summary Plan Description Master Health Plan and The Butler Group Inc. Summary Plan Description Master Dental Plan, will be applied towards satisfaction of such employee's (or such dependents') copayment or deductible under the Company Health Plan for the calendar year in which such employee is first employed by the Company.

     (f)     Company Retirement Plan. As of the Closing Date, Maxwell Retail
             -----------------------
will cause the Company to sponsor or otherwise make available to Former Butler Employees a qualified defined contribution retirement plan (the "Company
                                                                 -------
Retirement Plan") and shall cause the Company Retirement Plan to accept a plan
---------------
to plan transfer of assets and liabilities of the Butler 401(k) plan attributable to Former Butler Employees, including plan loans, in accordance with such terms and conditions of transfer as are mutually acceptable to the Company and Butler.

     (g)     Prior Service Credit. Maxwell Retail will cause any employee
             --------------------
benefit plan offered by the Company, including, without limitation, the Company Retirement Plan, to provide that employment with Butler shall be treated as employment by the Company for eligibility and vesting purposes under the plan.

     (h) Accrued Vacation.  Maxwell Retail will cause the Company to assume, as
         ----------------
of the Closing Date (or, if later, the effective date of any Former Butler Employee's employment by the Company), all liability of Butler to Former Butler Employees as of such date for accrued but unused vacation days with respect to Butler's fiscal year beginning February 2, 1997, and will either make available to such Former Butler Employees all vacation days not yet taken as of such date during the Company's fiscal year ending January 31, 1998 or pay to them the cash value of all unused vacation days at the conclusion of such fiscal year.

     5.13    Access and Information. Prior to the Closing and each Store
             ----------------------
Transfer Closing:

     (a) Butler will permit Maxwell and its representatives to have reasonable access to Butler's directors, officers, employees, agents, assets and properties and all relevant books, records and documents of or relating to the transactions contemplated hereby during normal business hours and will furnish to Maxwell such information, financial records and other documents relating to Butler and its operations and business and relevant to the transactions contemplated hereby as Maxwell may reasonably request.

     (b) Maxwell will permit Butler and its representatives to have reasonable access to Maxwell's directors, officers, employees, agents, assets and properties and all relevant books, records and documents of or relating to the transactions contemplated hereby during normal business hours and will furnish to Butler such information, financial records and other documents relating to Maxwell and its operations and business and relevant to the transactions contemplated hereby as Butler may reasonably request.

     (c) Each of Butler, Maxwell and Maxwell Retail agrees that it will hold in confidence all information furnished to it pursuant to this Section 5.13,
                                                               ------------
unless otherwise required by law.

     5.14    Supplemental Disclosure.  Butler, Maxwell and Maxwell Retail will
             -----------------------
promptly supplement or amend each of the Schedules hereto with respect to any matter that arises or is discovered prior to the Closing or any Store Transfer Closing that, if existing or known at the date hereof, would have been required to be set forth or listed in the Schedules hereto; provided, that, for purposes
                                                   --------  ----
of determining the rights and obligations of the parties under Articles VI or
                                                               -----------
VII hereof, any such supplemental or amended disclosure will not be deemed to
---
have been disclosed to any party unless the other parties otherwise expressly consent in writing.

     5.15    Governmental Filings.  Butler and Maxwell will each furnish to the
             --------------------
other all information concerning it as is required for inclusion in any application or filing made by the other to any Governmental Body in connection with the transactions contemplated by this Agreement.

     5.16    Fulfillment of Conditions by Butler.  Butler agrees not to take any
             -----------------------------------
action that would cause the conditions precedent to the obligations of the parties to effect the transactions contemplated hereby not to be fulfilled, including without limitation by taking or causing to be taken any action that would cause the representations and warranties made by Butler herein not to be true and correct in all material respects as of the Closing Date or any Store Transfer Closing Date. Butler will take all reasonable steps within its power and consistent with the terms and conditions of this Agreement to cause to be fulfilled the conditions precedent to the obligations of Maxwell, Maxwell Retail and Butler to consummate the transactions contemplated hereby that are dependent on the actions of Butler.

     5.17    Fulfillment of Conditions by Maxwell and Maxwell Retail. Maxwell
             -------------------------------------------------------
and Maxwell Retail agree not to take any action that would cause the conditions precedent to the obligations of the parties to effect the transactions contemplated hereby not to be fulfilled, including without limitation by taking or causing to be taken any action that would cause the representations and warranties made by Maxwell and Maxwell Retail herein not to be true and correct in any material respects as of the Closing Date or any Store Transfer Closing Date. Maxwell and Maxwell Retail will take all reasonable steps within its power and consistent with the terms and conditions of this Agreement to cause to be fulfilled the conditions precedent to the obligations of Butler, Maxwell and Maxwell Retail to consummate the transactions contemplated hereby that are dependent on the actions of Maxwell and Maxwell Retail.

     5.18    Maxwell Subsidiaries; Liens.  Maxwell agrees that, for so long as
             ---------------------------
Maxwell Retail serves as Manager under the Operating Agreement and for so long as the Option Agreement and the Sam & Libby Trademark License are in effect, it will cause Maxwell Retail and Sprague to maintain their separate corporate existences; will maintain Maxwell Retail and Sprague as wholly-owned subsidiaries of Maxwell; will neither cause nor permit Liens to exist on the capital stock or assets of Maxwell Retail or Sprague, including, without limitation, the Sam & Libby Trademarks (other than Liens for current taxes not yet past due and, with respect to the Trademarks, other than Liens subordinated to the rights of the Company under the Trademark Licenses pursuant to an agreement in which the holder of any such Lien agrees to recognize all such rights and not to take any action that would disturb any of such rights); and will cause Maxwell Retail to perform all of its obligations under the Operating Agreement and the Option Agreement and will cause Sprague to perform all of its obligations under the Sam & Libby Trademark License.

     5.19    Publicity.  Butler, Maxwell and Maxwell Retail will cooperate with
             ---------
each other in the development and distribution of all news releases and other public disclosures relating to the transactions contemplated by this Agreement. Neither Butler, Maxwell, Maxwell Retail or the Company will issue or make, or allow to have issued or made, any press release or public announcement concerning the transactions contemplated by this Agreement without the advance approval in writing of the form and substance thereof by the other parties, unless otherwise required by law.

     5.20    Transaction Costs.
             -----------------

     (a)     The expenses contemplated by Section 5.5(d) will be paid by Maxwell
                                          --------------
and Butler, respectively, on the basis set forth therein. Prior to the Closing Date, the expenses contemplated by Sections 5.3(b), 5.7(b), 5.8(b) and 5.9(b)
                                   ---------------  ------  ------     ------
will be paid by the parties specified therein, subject to the provisions of those Sections and to the provisions of this Section 5.20.
                                             ------------

     (b) On the Closing Date, Maxwell Retail will cause the Company to (i) assume all obligations of Butler and Maxwell contemplated by Section 5.3 hereof;
                                                             -----------
(ii) assume all obligations of Maxwell with respect to the retail store design consultants retained by Maxwell pursuant to Section 5.7 hereof; (iii) assume all
                                            -----------
obligations of Butler with respect to the MIS System developed by Butler pursuant to Section 5.8 hereof, including without limitation all consulting
            -----------
agreements, purchase contracts and license agreements entered into by Butler pursuant to Section 5.8 hereof; and (iv) assume all obligations of Butler with
            -----------
respect to the S&L/JNY Products ordered by Butler pursuant to Section 5.9 hereof
                                                              -----------
(including, without limitation, all financing costs actually paid or payable to NationsBank in respect of the letters of credit opened by Butler in connection with such purchase orders). To the extent that Butler or Maxwell have incurred expenses prior to the Closing Date in respect of the obligations so assumed, Maxwell Retail will cause the Company to reimburse Butler and Maxwell for such expenses within five business days after the Closing Date.

     (c) In the event that this Agreement is terminated prior to the Closing Date pursuant to Section 8.1(a) hereof, Butler will bear all of the expenses
                 --------------
contemplated by Section 5.8(b) and

5.9(b) and each party shall pay to the other such amount as is necessary so that
------
each party bears one-half of the expenses contemplated by Sections 5.3(b) and
                                                          ---------------
5.7(b), upon presentation of paid invoices or other evidence of the payment of
------
such expenses.

     (d) Except as set forth in paragraphs (a), (b) and (c) above, each party will pay all fees, costs and expenses incurred by it in connection with the preparation, negotiation, execution and performance of this Agreement or any of the transactions contemplated by this Agreement, including, without limitation, all fees and expenses of attorneys, accountants and consultants retained by each party and all due diligence expense incurred by each party.


                                  ARTICLE VI
                              CLOSING CONDITIONS

     6.1    Conditions Precedent to the Closing.
            -----------------------------------

     (a)     Conditions to the Obligations of Butler.  The obligations of Butler
             ---------------------------------------
under Section 2.2 of this Agreement are subject to the satisfaction at or prior
      -----------
to the Closing Date of the following conditions, but compliance with any such conditions may be waived by Butler in writing:

             (i) All representations and warranties of Maxwell and Maxwell Retail contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date;

             (ii) Maxwell and Maxwell Retail shall have performed and complied with all the covenants and agreements and satisfied the conditions required by this Agreement to be performed, complied with or satisfied by it on or prior to the Closing Date, including without limitation the taking of all actions required to be taken by Maxwell and Maxwell Retail and the delivery of all items required to be delivered by Maxwell and Maxwell Retail pursuant to Section 2.2 and Article V;
                 -----------     ---------

             (iii) Maxwell and Maxwell Retail shall have delivered to Butler a closing certificate, dated the Closing Date and generally to the effect set forth in clauses (i) and (ii) above;

             (iv) Maxwell, Maxwell Retail and Sprague shall have delivered to Butler a certificate of their respective secretaries with respect to corporate resolutions adopted by their respective boards of directors authorizing, and the incumbency of their respective officers executing, the Maxwell Documents, together with copies of the corporate resolutions and other documents referred to therein;

             (v) Maxwell and Maxwell Retail shall have delivered to Butler a copy of the certificate of incorporation of each of Maxwell, Maxwell Retail and Sprague, together with all amendments thereto, duly certified by the Secretary of State of Delaware, and good standing certificates with respect to Maxwell, issued as of a current date by the Secretaries of State of Delaware and Massachusetts; Maxwell Retail, issued as of a current date by the Secretaries of State of Delaware, Massachusetts and Georgia; and Sprague issued as of a current date by the Secretaries of State of Delaware and Massachusetts; and

             (vi) Maxwell and Maxwell Retail shall have delivered to Butler a legal opinion of their counsel, Gibson, Dunn & Crutcher LLP, substantially in the form of Exhibit M hereto, and a legal opinion of their special
                    ---------
     trademark counsel, Browdy & Neimark, substantially in the form of Exhibit N
                                                                       ---------
     hereto.

     (b)     Conditions to the Obligations of Maxwell and Maxwell Retail.  The
             -----------------------------------------------------------
obligations of Maxwell and Maxwell Retail under Section 2.2 of this Agreement
                                                -----------
are subject to the satisfaction on or prior to the Closing Date of the following conditions, but compliance with any such conditions may be waived by Maxwell and Maxwell Retail in writing:

             (i) All representations and warranties of Butler contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date;

             (ii) Butler shall have performed and complied with the covenants and agreements and satisfied the conditions required by this Agreement to be performed, complied with or satisfied by it on or prior to the Closing Date, including without limitation the taking of all actions required to be taken by Butler and the delivery of all items required to be delivered by Butler pursuant to Section 2.2 and Article 5;
                        -----------     ---------

             (iii) Butler shall have delivered to Maxwell and Maxwell Retail a closing certificate, dated the Closing Date and generally to the effect set forth in clauses (i) and (ii) above;

             (iv) Butler shall have delivered to Maxwell and Maxwell Retail a certificate of its secretary with respect to corporate resolutions adopted by its board of directors authorizing, and the incumbency of its officers executing, the Butler Documents, together with copies of the corporate resolutions and other documents referred to therein;

             (v) Butler shall have delivered to Maxwell and Maxwell Retail a copy of its certificate of incorporation, together with all amendments thereto, duly certified by the Secretary of State of Delaware, and good standing certificates with respect to Butler, issued as of a current date by the Secretaries of State of Delaware and Georgia; and

             (vi) Butler shall have delivered to Maxwell and Maxwell Retail a legal opinion of its counsel, King & Spalding, substantially in the form of Exhibit O hereto.
     ---------

     (c)     Conditions to the Obligations of Butler, Maxwell and Maxwell
             ------------------------------------------------------------
Retail. The obligations of each of Butler, Maxwell and Maxwell Retail under
------
Section 2.2 of this Agreement are subject to the satisfaction on or prior to the
-----------
Closing Date of the following conditions, but compliance with any such conditions may be jointly waived by Butler, Maxwell and Maxwell Retail in writing:

             (i) All necessary consents, approvals, orders or authorizations of Governmental Bodies shall have been obtained and all necessary notices to Governmental Bodies shall have been given;

             (ii) There shall be no pending or threatened litigation in any court or any proceeding before or by any Governmental Body against Butler, Maxwell, Maxwell Retail, Sprague or the Company to restrain or prohibit or obtain damages or other relief with respect to this Agreement or the consummation of the transactions contemplated hereby;

             (iii) Maxwell shall have obtained and delivered to the Company the consent from Bank of Boston, Maxwell's lender, necessary to reconcile the conflict noted on Schedule 4.3.
                       ------------

             (iv) Maxwell shall have obtained and delivered to the Company a Second Amendment to the Jones New York License Agreement, substantially in the form of Exhibit P hereto, together with the consent of Jones to the
                 ---------
     Jones New York Trademark Sublicense;

             (v) Maxwell shall have obtained and delivered to the Company an agreement from Bank of Boston of the kind contemplated by Section 5.18
                                                               ------------
     hereof with respect to any Liens that Bank of Boston might now or hereafter have with respect to the Trademarks;

             (vi) Butler shall have obtained and delivered to the Company the Headquarters Telephone Lessor's Consent;

             (vii) Butler shall have obtained and delivered to the Company the Headquarters Landlord's Consent;

             (viii) Maxwell shall have obtained and delivered to the Company an acknowledgment from Mark J. Cocozza in substantially the form of Exhibit Q
                                                                      ---------
     hereto;

             (ix) Butler shall have obtained and delivered to the Company Store Landlords' Consents with respect to not less than 120 of the Stores; and

             (x) The Senior Lenders and the Senior Agent shall have entered into the Senior Credit Agreement and any and all other documents contemplated thereby to be entered into by the Senior Lenders or the Senior Agent; shall have accepted the GE Capital Guaranty; Bank of Boston shall have issued the letters of credit contemplated by Section 2.2(e)(xi); the
                                                       ------------------
     Senior Lenders shall be prepared to issue other letters of credit, subject to no conditions other than customary conditions relating to the absence of defaults and accuracy of representations and warranties; and the Senior Lenders shall be prepared to make the Senior Revolving Loan and Senior Term Loan, subject to no conditions other than the funding in full of the Subordinated Loan and customary conditions relating to the absence of defaults and accuracy of representations and warranties.

     6.2     Conditions Precedent to Each Store Transfer Closing.
             ---------------------------------------------------

     (a)     Conditions to the Obligations of Butler.  The obligations of Butler
             ---------------------------------------
under Section 2.3(a) of this Agreement are subject to the satisfaction on or
      --------------
prior to each Store Transfer Closing Date of the following conditions, but compliance with any such conditions may be waived by Butler in writing:

             (i) Maxwell and Maxwell Retail shall have performed and complied with all the covenants and agreements and satisfied the conditions required by this Agreement to be performed, complied with or satisfied by each of them on or prior to such Store Transfer Closing Date, including without limitation the taking of all actions required to be taken by Maxwell and Maxwell Retail and the delivery of all items required to be delivered by Maxwell and Maxwell Retail pursuant to Section 2.3 and Article V; and
                                            -----------     ---------
             (ii) Maxwell and Maxwell Retail shall have delivered to Butler a closing certificate, dated such Store Transfer Closing Date and generally to the effect set forth in clause (i) above.

     (b)     Conditions to the Obligations of Maxwell and Maxwell Retail.  The
             -----------------------------------------------------------
obligations of Maxwell and Maxwell Retail under Sections 2.3(b) and (c) of this
                                                ---------------     ---
Agreement are subject to the satisfaction on or prior to each Store Transfer Closing Date of the following conditions, but compliance with any such conditions may be waived by Maxwell and Maxwell Retail in writing:

             (i) Butler shall have performed and complied with all the covenants and agreements and satisfied the conditions required by this Agreement to be performed, complied with or satisfied by it on or prior to such Store Transfer Closing Date, including without limitation the taking of all actions required to be taken by Butler and the delivery of all items required to be delivered by Butler pursuant to Section 2.3 and Article V;
                                                    -----------     ---------
     and

             (ii) Butler shall have delivered to Maxwell and Maxwell Retail a closing certificate, dated such Store Transfer Closing Date and generally to the effect set forth in clause (i) above.

     (c)     Conditions to Obligations of Butler, Maxwell and Maxwell Retail.
             ---------------------------------------------------------------
The obligations of Butler, Maxwell and Maxwell Retail under Section 2.3 of this
                                                            -----------
Agreement are subject to the satisfaction on or prior to each Store Closing Date of the following conditions, but compliance with any such conditions may be waived by Butler, Maxwell and Maxwell Retail in writing:

             (i)    Each of the conditions set forth in Section 6.1 above shall
                                                        -----------
     have been satisfied or waived, and the Closing shall have occurred on the Closing Date;

             (ii) All necessary consents, approvals, orders or authorizations of Governmental Bodies shall have been obtained and all necessary notices to Governmental Bodies shall have been given;

             (iii) There shall be no pending or threatened litigation in any court or any proceeding before or by any Governmental Body against Butler, Maxwell, Maxwell Retail or the Company to restrain or prohibit or obtain damages or other relief with respect to this Agreement or the consummation of the transactions contemplated hereby;

             (iv) No default or event of default shall have occurred and be continuing under the Senior Credit Agreement or the Subordinated Note Purchase Agreement;

             (v) The Company shall have delivered to Butler and Maxwell Retail a certificate, dated such Store Transfer Closing Date and generally to the effect set forth in clause (iv) above; and

             (vi) Butler shall have obtained and delivered to the Company a Store Landlord's Consent from each landlord under the Store Leases to be assigned by Butler to the Company at such Store Transfer Closing.

     6.3     Additional Conditions Precedent on the Store Register Transfer
             --------------------------------------------------------------
Date.
----

     (a)     Conditions to the Obligations of Butler.  The obligations of Butler
             ---------------------------------------
under Section 2.4(a) of this Agreement are subject to the satisfaction on or
      --------------
prior to the Store Register Transfer Date of the condition that Maxwell and Maxwell Retail shall have taken all actions required to be taken by Maxwell and Maxwell Retail and delivered all items required to be delivered by Maxwell and Maxwell Retail pursuant to Section 2.4(b), but compliance with such condition
                           --------------
may be waived by Butler in writing.

     (b)     Conditions to the Obligations of Maxwell and Maxwell Retail.  The
             -----------------------------------------------------------
obligations of Maxwell and Maxwell Retail under Section 2.4(b) of this Agreement
                                                --------------
are subject to the satisfaction on or prior to the Store Register Transfer Date of the condition that Butler shall have taken all actions required to be taken by Butler and delivered all items required to be delivered by Butler pursuant to

Section 2.4(a), but compliance with such condition may be waived by Maxwell and
--------------
Maxwell Retail in writing.

     (c)     Conditions to Obligations of Butler, Maxwell and Maxwell Retail.
             ---------------------------------------------------------------
The obligations of Butler, Maxwell and Maxwell Retail under Section 2.4 of this
                                                            -----------
Agreement are subject to the satisfaction on or prior to the Store Register Transfer Date of the following conditions, but compliance with such conditions may be waived by Butler, Maxwell and Maxwell Retail in writing:

             (i)    Each of the conditions set forth in Section 6.2 above shall
                                                        -----------
     have been satisfied with respect to the Store Register Transfer Date; and

             (ii) Butler shall have obtained and delivered to the Company each of the Store Register Consents.


                                  ARTICLE VII
                                INDEMNIFICATION

     7.1     Indemnification of Maxwell, Maxwell Retail and the Company by
             -------------------------------------------------------------
Butler. Butler shall indemnify and hold Maxwell, Maxwell Retail, the Company and
------
their respective Affiliates, members, directors, officers, employees and agents harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses, including all court costs and reasonable attorneys' fees (collectively, "Indemnified Losses") that any of the foregoing may suffer
                     ------------------
or incur as a result of or relating to: (a) the inaccuracy of any of the representations and warranties made by Butler in this Agreement; (b) the breach of any of the covenants and agreements made by Butler in this Agreement; (c) the failure of Butler, its officers or employees to comply with any Employment Laws (other than a failure to comply with any actual or alleged severance pay program, practice or plan, except to the extent specifically provided in clause
(d) below) with respect to (i) a Former Butler Employee at any time during the period that such individual is an employee of Butler, or (ii) a Former Butler Employee while such Former Butler Employee is providing services to Butler under the direction and control of Butler pursuant to the Transitional Services Agreement, in each case including, without limitation, any Indemnified Losses arising under any theory of joint employer status, alter ego or successor
                                                   ----- ---
employer status; and (d) with respect only to the 23 Former Butler Employees of Butler previously identified by Butler and Maxwell, the failure of Butler to comply with any actual or alleged severance pay program, practice or plan of Butler; provided, however, that Butler shall not be required by virtue of this
        --------  -------
Section 7.1 to indemnify any officer or employee of the Company who is a Former
-----------
Butler Employee with respect to any matter specified in clauses (c) and (d) hereof.

       7.2   Indemnification of Butler and the Company by Maxwell and Maxwell
             ----------------------------------------------------------------
Retail.  Maxwell and Maxwell Retail shall jointly and severally indemnify and
------
hold Butler, the Company and their respective Affiliates, members, directors, officers, employees and agents harmless from any and all Indemnified Losses that any of the foregoing may suffer or incur as a result of or relating to: (a) the inaccuracy of any of the representations and warranties made by Maxwell or Maxwell Retail in this Agreement; or (b) the breach of any of the covenants and agreements made by Maxwell or Maxwell Retail in this Agreement.

       7.3   Indemnification of Butler by the Company. Maxwell Retail shall
             ----------------------------------------
cause the Company to indemnify and hold Butler, its Affiliates, directors, officers, employees and agents harmless from any and all Indemnified Losses that any of the foregoing may suffer or incur as a result of or relating to the failure of the Company, the Manager or their respective officers or employees to comply with any Employment Laws with respect to (i) a Former Butler Employee during the period that such individual is an employee of the Company, or (ii) a current Butler employee during any time while such employee is providing services to the Company under the direction and control of the Company pursuant to the Transitional Services Agreement, in each case including, without limitation, any Indemnified Losses arising under any theory of joint employer status, alter ego or successor employer status.
        ----- ---

       7.4   Indemnification Procedures.
             --------------------------

     (a)     A Person entitled to indemnification pursuant to Sections 7.1, 7.2
                                                              ------------  ---
or 7.3 (an "Indemnified Person") shall give prompt notice to the party from whom
   ---      ------------------
such indemnification is sought (the "Indemnifying Party") of the assertion of
                                     ------------------
any claim, or the commencement of any action, suit or proceeding, by a third party in respect of which indemnity may be sought hereunder (a "Third Party
                                                                -----------
Claim") and will give the Indemnifying Party such information with respect
-----
thereto as the Indemnifying Party may reasonably request. The Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Person within fifteen (15) days after receipt of notice from the Indemnified Person of the commencement of or assertion of any Third Party Claim, to assume the defense of such Third Party Claim with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Person, provided that such Indemnifying Party thereafter prosecutes such defense with reasonable diligence and in a professional manner. Any Indemnified Person shall have the right to employ counsel in any such proceeding separate from that employed by the Indemnifying Party on behalf of the Indemnified Person or Persons against whom such Third Party Claim has been made, but the fees and expenses of such separate counsel shall be solely at the expense of such Indemnified Person.

     (b) The Indemnifying Party, if it shall have assumed the defense of any Third Party Claim, shall have the right to consent to the entry of judgment with respect to, or otherwise settle, such Third Party Claim provided that the Indemnified Person shall have consented thereto, which consent shall not be unreasonably withheld. In the event that any Indemnified Person withholds such consent for any reason, the liability of the Indemnifying Party under this
Article VII with
-----------
respect to such Third Party Claim shall not exceed the amount of the proposed judgment or settlement for which such consent was sought.

     (c) The parties hereto shall cooperate in all reasonable respects in the defense of any such Third Party Claim and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may reasonably be requested by any other party hereto in connection therewith.

       7.5   Survival. The representations and warranties of Butler, Maxwell and
             --------
Maxwell Retail made in or pursuant to this Agreement will survive the execution and delivery of this Agreement, the Closing and each Store Transfer Closing and thereafter through and including the last day of the Company's fiscal year ending on January 30, 1999.

       7.6   Limitations. Notwithstanding anything to the contrary set forth in
             -----------
this Article 7, (a) the rights of the parties under Sections 7.1 and 7.2 (but
     ---------                                      ------------     ---
not 7.3) shall terminate on January 31, 1999 as to any claim for indemnification
    ---
not asserted in writing before such date; and (b) from and after the Closing Date the recourse of each party with respect to any claim for indemnification shall be limited solely to, and any judgment shall be enforced solely against, the Member Interest held by the other party or its Affiliates, and not to or against any other assets of such other party; provided, however, that each party
                                              -----------------
hereto shall be fully liable (without regard to the limitation set forth in this
Section 7.6(b)) at law and in equity for damages resulting from (i) the wilful
--------------
breach of any representation, warranty or covenants made by it herein or in the other Butler Documents or Maxwell Documents to which it is a party, or (ii) fraud, bad faith or willful misconduct on its part hereunder.


                                 ARTICLE VIII
                                 MISCELLANEOUS

        8.1  Termination; Breakup Arrangements.
             ---------------------------------

     (a) This Agreement and the transactions contemplated hereby may be terminated and abandoned at any time prior to the Closing (i) by mutual written consent of Butler and Maxwell; or (ii) by either Butler or Maxwell if a condition to performance by the terminating party hereunder at the Closing has not been satisfied or waived prior to April 30, 1997.

     (b) In the event of the termination of this Agreement pursuant to paragraph (a) above:

             (i)    the obligations of Butler, Maxwell and Maxwell Retail under
     Section 5.20 and Article VII will survive such termination;
     ------------     -----------

             (ii) Butler will retain, and Butler and Maxwell Retail will cause the Company to assign to Butler, any and all rights to the MIS System being developed for use by the

     Company pursuant to Section 5.8(a); and Butler will assume any obligations
                         --------------
     of the Company to the consultant and hardware and software vendors referenced in Section 5.8(b) with respect to such MIS System;
                   --------------

             (iii) Butler will retain all rights to the inventory purchased or ordered by Butler pursuant to Section 5.9(a); and Butler will relabel at
                                   --------------
     its expense all such inventory (or at its option may pay to the Factories such reasonable additional sum as the Factories shall request to relabel such inventory) from the "Sam & Libby," "Just Libby" or "Jones New York" brands to such other brand or brands as Butler shall specify; and

             (iv) Butler will not, for a period of two years after such termination, source new inventory from the Factories used by Maxwell to manufacture S&L/JNY Products ordered by Butler in accordance with Section
                                                                       -------
     5.9 hereof, provided that Maxwell has identified such Factories and Butler
     ---         --------
     has specifically consented to the purchase orders specifying such Factories on the basis contemplated by Section 5.9 (but the provisions of this clause
                                  -----------
     (iv) shall not apply with respect to any Factories that have previously been used by Butler or Butler's buying agents to manufacture Dolcis or other inventory).

      8.2 Assignment. Neither this Agreement nor any of the rights, interests
          ----------
or obligations of the parties hereunder can be assigned or delegated by Butler, on the one hand, or by Maxwell and Maxwell Retail, on the other, without the prior written consent of the other party or parties; provided, however, that (i)
                                                     --------  -------
Butler may assign and delegate any of its rights, interests, duties or obligations hereunder to its parent company in conjunction with its liquidation for corporate or federal income tax purposes, as may any such assignee of Butler or assignee of such an assignee, and the assignor in any such assignment and delegation shall be relieved of any further liability hereunder upon the assumption of such liability by an assignee permitted hereunder; and (ii) Maxwell may delegate to Sprague those duties or obligations which, by the express terms of this Agreement, Maxwell is to cause Sprague to perform.

     8.3  Notices.  All notices that are required or may be given pursuant to
          -------
this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                         -------
8.3):
---

          If to Butler:
          ------------

               c/o GE Capital Equity Capital Group, Inc.
               260 Long Ridge Road
               Stamford, Connecticut 06927
               Attention:     William R. Kraus
               Facsimile:     (203) 357-3945

          With copies to:
          --------------
               General Electric Capital Corporation
               260 Long Ridge Road
               Stamford, Connecticut  06927
               Attention:     Counsel -- Equity Capital Group
               Facsimile:     (203) 357-3047

               and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:     John Hays Mershon, Esq.
               Facsimile:     (404) 572-5149

          If to Maxwell or Maxwell Retail:
          -------------------------------

               Maxwell Shoe Company Inc.
               101 Sprague Street
               Hyde Park, Massachusetts 02136
               (or, if by mail, P.O. Box 37
               Readville, Massachusetts 02137)
               Attention:     James J. Tinagero
               Facsimile:     (617) 364-9058

          With a copy to:
          --------------

               Gibson, Dunn & Crutcher LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Attention:     Jonathan K. Layne, Esq.
               Facsimile:     (213) 229-7520

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy or, if mailed, when actually received.

     8.4  Binding Effect. This Agreement will be binding upon and inure to
          --------------
the benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

     8.5  No Third Party Beneficiary.  This Agreement is made solely and
          --------------------------
specifically between and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and (except as specifically set forth in Article VII) no other Person whatsoever
                                     -----------
will have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

     8.6  Waiver. No failure by any party to insist upon the strict
          ------
performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

     8.7 Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     8.8 Entire Agreement. This Agreement and the documents contemplated hereby
         ----------------
contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof (including, without limitation, the letter agreements between Butler and Maxwell dated December 23, 1996 and February 13, 1997). This Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought. The Exhibits and Schedules to this Agreement are incorporated by reference into and made a part of this Agreement for all purposes.

     8.9 Governing Law. Any action that Maxwell Retail is to cause the Company
         -------------
to take pursuant to any provision of this Agreement will be deemed to be taken by the Company under the Operating Agreement and all rights, duties and responsibilities of the parties with respect thereto will be governed by and construed and interpreted in accordance with the Operating Agreement (including
Section 13.12 thereof). In all other respects, this Agreement will be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.


                                     THE BUTLER GROUP INC.

                                     By: /s/ Douglas P. Haensel
                                         ----------------------------
                                         Douglas P. Haensel
                                         Executive Vice President


                                     MAXWELL SHOE COMPANY INC.


                                     By: /s/ James J. Tinagero
                                         -----------------------------
                                         James J. Tinagero
                                         Executive Vice President


                                     MAXWELL RETAIL INC.

                                     By: /s/ James J. Tinagero
                                         -----------------------------
                                         James J. Tinagero
                                         Chairman